UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06336
                                                     ---------

                     Franklin Templeton International Trust
                    -----------------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area Code: (650) 312-2000
                                                           --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 4/30/09
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.



APRIL 30, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Templeton International Trust

SIGN UP FOR EDELIVERY Log onto FRANKLINTEMPLETON.COM and click "My Profile"

                                    (GRAPHIC)

                                                                   INTERNATIONAL

                                    TEMPLETON
                         FOREIGN SMALLER COMPANIES FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Templeton Foreign Smaller Companies Fund ..................................    3
Performance Summary .......................................................    8
Your Fund's Expenses ......................................................   11
Financial Highlights and Statement of Investments .........................   13
Financial Statements ......................................................   21
Notes to Financial Statements .............................................   25
Shareholder Information ...................................................   35

Shareholder Letter

Dear Shareholder:

During the six months ended April 30, 2009, global economies experienced a significant slowdown that began in 2008 with the U.S. subprime mortgage and credit crises. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to significant market volatility. Although they rebounded to some extent near period-end, many major equity indexes suffered losses for the reporting period. This difficult environment is bound to provoke great concern; however, we believe it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, including the global stock markets' severe declines of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and our disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and recovery.

Templeton Foreign Smaller Companies Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion about investment management decisions. Please remember that all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Templeton International Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Templeton Foreign Smaller Companies Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Foreign Smaller Companies Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 4/30/09

                                   (PIE CHART)

Asia........................................   50.9%
Europe......................................   26.8%
North America...............................    8.8%
Australia & New Zealand.....................    8.0%
Latin America & Caribbean...................    1.3%
Short-Term Investments & Other Net Assets...    4.2%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Templeton Foreign Smaller Companies Fund covers the period ended April 30, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Foreign Smaller Companies Fund - Class A had a +6.66% cumulative total return. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which had a -2.35% total

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                              Semiannual Report | 3
return for the same period.(1) The Fund underperformed the Standard & Poor's (S&P) Global ex-U.S. less than $2 Billion Index, another relevant measure of Fund performance, which had a +12.60% cumulative total return for the reporting period.(2) Please note that index performance information is provided for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

The six months under review encompassed the highs and the lows of recent equity market fluctuations. Stocks plummeted at the beginning of the period in the aftermath of Lehman Brothers' failure and American International Group's effective nationalization, and volatility neared its highest levels ever. The fallout in credit markets from the collapse of Wall Street's investment banks was severe, and the global credit crisis took its toll on the real economy. The Baltic Exchange Dry Index, a key measure of global trade activity, at one point had fallen by a staggering 94% from its all-time high, unemployment in the U.S. hit a 26-year high, home prices and manufacturing volumes contracted sharply, and the world economy entered its first global recession since World War II.(3) In response, global monetary authorities aggressively intervened in the marketplace, pledging essentially unlimited amounts of capital to stabilize faltering economies and shore up equity markets. By the end of 2008, most major economies had entered, or stood on the brink of, recession, and most major markets had delivered their worst annual returns since the Great Depression.

The situation worsened at the beginning of 2009, as equity markets broke through November's lows in early March due to disappointing corporate earnings results, additional bank write-downs and the further deterioration of economic conditions. Yet, sentiment shifted in the latter part of March, and

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

(2.) Source: (C) 2009 Morningstar. The S&P Global ex-U.S. less than $2 Billion
     Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of global developed market equity securities excluding the U.S., with market capitalizations less than $2 billion. Formerly, the index was called S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index.

     The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(3.) Sources: Baltic Exchange Information Services, Ltd.; Bureau of Labor
     Statistics. The Baltic Exchange Dry Index is a measure of the cost to ship bulk goods by sea. The index is considered a leading indicator of global economic and trade activity, as demand to move commodities foreshadows the production of finished goods.


                              4 | Semiannual Report
in April global stocks posted their steepest monthly gains in two decades as corporate earnings came in better than lowered expectations and investors seemed to believe the worst of the credit crisis was behind them. The rally was led by some of the market's hardest hit, most indebted and most economically sensitive sectors, including financials, materials, industrials and consumer discretionary. Technology stocks were also strong performers, and by period-end the NASDAQ Composite Index posted gains for eight consecutive weeks, its longest winning streak since 1999.(4) In currency markets, the dollar weakened against the euro, but strengthened slightly against the yen amid volatile trading.

INVESTMENT STRATEGY

We take a bottom-up, value-oriented, long-term approach to investing. We focus our analysis on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. We are patient investors and may hold a security for several years as we wait for the market to recognize a company's true worth.

MANAGER'S DISCUSSION

Several holdings performed well during the six months under review. Biovail is a North American pharmaceutical company focused primarily on its drug delivery technology platform, which is used to develop better formulations of established drugs. The company achieved this objective by developing multiple reformulations for partners such as GlaxoSmithKline, Johnson & Johnson and Sanofi-Aventis. According to our analysis, the company has strong research and development capabilities and proven cost controls. Biovail's free cash flow yield also was solid, and it has had a successful track record of developing and commercializing new products. During the period, Biovail's share price appreciated on indications of good initial demand for a newly released central nervous system drug.

Youngone, based in South Korea, was also a top contributor. The company is a leading original equipment manufacturer (OEM) of high-end sportswear and casual outerwear such as skiwear, anoraks, and hiking and mountain climbing apparel. We believed Youngone's stock was attractive due to its geographically diversified production base, competitive pricing, high product quality and strong customer relationships. The company, which has been

TOP 10 SECTORS/INDUSTRIES
4/30/09

                                      % OF TOTAL
                                      NET ASSETS
                                      ----------
Textiles, Apparel & Luxury Goods         9.9%
Commercial Banks                         9.7%
Capital Markets                          6.8%
Electronic Equipment, Instruments &
   Components                            5.6%
Commercial Services & Supplies           4.6%
Leisure Equipment & Products             3.8%
Communications Equipment                 3.7%
Specialty Retail                         3.6%
Machinery                                3.6%
Food Products                            3.1%

(4.) Source: (C) 2009 Morningstar. The NASDAQ Composite Index measures all
     NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

                              Semiannual Report | 5

TOP 10 EQUITY HOLDINGS
4/30/09

COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
------------------------                   ----------
Canaccord Capital Inc.                        2.3%
   CAPITAL MARKETS, CANADA

Texwinca Holdings Ltd.                        2.2%
   TEXTILES, APPAREL & LUXURY GOODS,
   HONG KONG

Henderson Group PLC                           2.2%
   CAPITAL MARKETS, U.K.

Steiner Leisure Ltd.                          2.0%
   DIVERSIFIED CONSUMER SERVICES,
   BAHAMAS

Bank of Ayudhya Public Co. Ltd., fgn.         2.0%
   COMMERCIAL BANKS, THAILAND

Busan Bank                                    1.9%
   COMMERCIAL BANKS, SOUTH KOREA

Billabong International Ltd.                  1.8%
   TEXTILES, APPAREL & LUXURY GOODS,
   AUSTRALIA

Dah Sing Financial Group                      1.8%
   COMMERCIAL BANKS, HONG KONG

Barco NV                                      1.8%
   ELECTRONIC EQUIPMENT, INSTRUMENTS &
   COMPONENTS, BELGIUM

Sol Melia SA                                  1.8%
   HOTELS, RESTAURANTS & LEISURE, SPAIN

expanding its production base in lower-cost countries, holds the potential to generate strong cash flows and, in our view, should benefit from a growing consolidation trend in the industry.

Finland's Amer Sports is a sporting goods company that produces and markets golf, racquet and team sports equipment under the Wilson brand, and skis and snowboards under the Atomic and Oxygen brands. The company has strong cash flows and a solid balance sheet. In addition, we believe recent acquisitions in the fitness, team sports and winter sports areas complement the company's existing product portfolio and should strengthen its long-term competitive position.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended April 30, 2009, the U.S. dollar fell in value relative to many Asian and European currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Despite its gain during the period under review, the Fund had some detractors from performance. Mediq (formerly, OPG Groep) is a Netherlands-based pharmaceutical distribution company. Regulatory changes in the Netherlands and uncertainties on how they may impact future profitability for the pharmaceutical industry weighed on stock performance during the period. However, we believe potential upside may come from the restructuring of the Dutch pharmaceutical industry. As a dominant and highly efficient company in the Netherlands, Mediq appeared well positioned, in our view, to benefit from this restructuring process. We believe that after the initial impact on earnings, the company could grow its earnings again if it achieves efficiency gains and increased over-the-counter product penetration. We believe the company's performance can improve if earnings growth returns and perceived risks recede.

                             6 | Semiannual Report

U.K.-based Yule Catto is a leader in the chemicals industry. The company serves various niche markets and, as a result, is a specialty chemical company that has historically earned relatively high profit margins. Yule is focused on controlling costs and asset utilization, but it underperformed its peers in the chemicals sector during the period. At period-end, we believed the company could improve performance due to plant closures and restructuring efforts.

Yell Group (sold by period-end) is a leading publisher of telephone directories, including the U.K.'s Yellow Pages and Business Pages and the Yellow Book directories in America. The Fund's position in Yell suffered primarily from a challenging economic environment that led to lower advertising revenues.

Thank you for your continued participation in Templeton Foreign Smaller Companies Fund. We look forward to serving your future investment needs.

(PHOTO OF Bradley Radin)


/s/ Bradley Radin

Bradley Radin, CFA


(PHOTO OF Harlan B. Hodes)


/s/ Harlan B. Hodes

Harlan B. Hodes, CPA

Portfolio Management Team
Templeton Foreign Smaller Companies Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 7

Performance Summary as of 4/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FINEX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$0.02    $8.60      $8.58
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.4470
Long-Term Capital Gain            $0.0523
   TOTAL                          $0.4993

CLASS B (SYMBOL: N/A)                       CHANGE   4/30/09   10/31/08
---------------------                       ------   -------   --------
Net Asset Value (NAV)                       +$0.08    $8.32      $8.24
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.3487
Long-Term Capital Gain            $0.0523
   TOTAL                          $0.4010

CLASS C (SYMBOL: FCFSX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$0.09    $8.35      $8.26
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.3384
Long-Term Capital Gain            $0.0523
   TOTAL                          $0.3907

ADVISOR CLASS (SYMBOL: FTFAX)               CHANGE   4/30/09   10/31/08
-----------------------------               ------   -------   --------
Net Asset Value (NAV)                       -$0.03    $8.59      $8.62
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.5082
Long-Term Capital Gain            $0.0523
   TOTAL                          $0.5605


                              8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                --------          -------   -------   -------
Cumulative Total Return(1)               +6.66%           -44.24%    -7.89%   +34.43%
Average Annual Total Return(2)           +0.56%           -47.44%    -2.79%    +2.40%
Value of $10,000 Investment(3)         $10,056           $ 5,256   $ 8,682   $12,672
Avg. Ann. Total Return (3/31/09)(4)                       -54.36%    -7.02%    +1.43%
   Total Annual Operating Expenses(5)             1.53%

CLASS B                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                --------          -------   -------   -------
Cumulative Total Return(1)               +6.21%           -44.69%   -11.36%   +26.43%
Average Annual Total Return(2)           +2.21%           -46.52%    -2.58%    +2.37%
Value of $10,000 Investment(3)         $10,221           $ 5,348   $ 8,773   $12,643
Avg. Ann. Total Return (3/31/09)(4)                       -53.57%    -6.82%    +1.39%
   Total Annual Operating Expenses(5)             2.28%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                --------          -------   -------   -------
Cumulative Total Return(1)               +6.30%           -44.65%   -11.29%   +24.43%
Average Annual Total Return(2)           +5.30%           -45.11%    -2.37%    +2.21%
Value of $10,000 Investment(3)         $10,530           $ 5,489   $ 8,871   $12,443
Avg. Ann. Total Return (3/31/09)(4)                       -52.36%    -6.63%    +1.24%
   Total Annual Operating Expenses(5)             2.28%

ADVISOR CLASS                           6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------------                          --------          -------   -------   -------
Cumulative Total Return(1)               +6.84%           -44.04%    -6.67%   +37.94%
Average Annual Total Return(2)           +6.84%           -44.04%    -1.37%    +3.27%
Value of $10,000 Investment(3)         $10,684           $ 5,596   $ 9,333   $13,794
Avg. Ann. Total Return (3/31/09)(4)                       -51.48%    -5.67%    +2.28%
   Total Annual Operating Expenses(5)             1.28%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                              Semiannual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. IN ADDITION, SMALLER COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,066.60              $ 9.94
Hypothetical (5% return before expenses)         $1,000           $1,015.17              $ 9.69

CLASS B
Actual                                           $1,000           $1,062.10              $13.75
Hypothetical (5% return before expenses)         $1,000           $1,011.46              $13.42

CLASS C
Actual                                           $1,000           $1,063.00              $13.86
Hypothetical (5% return before expenses)         $1,000           $1,011.36              $13.51

ADVISOR CLASS
Actual                                           $1,000           $1,068.40              $ 8.72
Hypothetical (5% return before expenses)         $1,000           $1,016.36              $ 8.50

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.94%; B: 2.69%; C: 2.71%; and Advisor:
     1.70%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             12 | Semiannual Report

Franklin Templeton International Trust

FINANCIAL HIGHLIGHTS

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                 SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2009   -----------------------------------------------------------
CLASS A                                             (UNAUDITED)      2008        2007         2006         2005         2004
-------                                          ----------------  -------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..........      $  8.58       $ 25.36     $  23.20     $  19.60     $  19.40     $  17.01
                                                     -------       -------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ...................         0.04          0.32         0.27         0.27         0.27         0.20
   Net realized and unrealized gains
      (losses) ................................         0.48        (13.11)        6.07         4.07         2.61         2.40
                                                     -------       -------     --------     --------     --------     --------
Total from investment operations ..............         0.52        (12.79)        6.34         4.34         2.88         2.60
                                                     -------       -------     --------     --------     --------     --------
Less distributions from:
   Net investment income ......................        (0.45)        (0.28)       (0.46)       (0.51)       (0.24)       (0.21)
   Net realized gains .........................        (0.05)        (3.71)       (3.72)       (0.23)       (2.44)          --
                                                     -------       -------     --------     --------     --------     --------
Total distributions ...........................        (0.50)        (3.99)       (4.18)       (0.74)       (2.68)       (0.21)
                                                     -------       -------     --------     --------     --------     --------
Redemption fees(c) ............................           --            --(d)        --(d)        --(d)        --(d)        --(d)
                                                     -------       -------     --------     --------     --------     --------
Net asset value, end of period ................      $  8.60       $  8.58     $  25.36     $  23.20     $  19.60     $  19.40
                                                     =======       =======     ========     ========     ========     ========
Total return(e) ...............................         6.66%       (55.75)%      31.50%       22.80%       15.00%       15.40%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ......................................         1.95%         1.53%        1.40%        1.50%        1.57%        1.63%
Expenses net of expense reduction .............         1.94%         1.53%(g)     1.40%(g)     1.50%(g)     1.57%(g)     1.63%(g)
Net investment income .........................         1.10%         1.78%        1.15%        1.24%        1.27%        1.06%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $84,261       $99,546     $503,289     $356,785     $288,564     $474,742
Portfolio turnover rate .......................         6.91%        12.68%(h)    27.72%       33.92%       36.91%(h)    14.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                 SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2009   ---------------------------------------------------
CLASS B                                             (UNAUDITED)      2008       2007       2006       2005       2004
-------                                          ----------------  -------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the
      period)
Net asset value, beginning of period ..........       $ 8.24       $ 24.60     $22.63     $19.21     $19.07     $16.75
                                                      ------       -------     ------     ------     ------     ------
Income from investment operations(a):
   Net investment income(b) ...................         0.01          0.18       0.08       0.09       0.12       0.08
   Net realized and unrealized gains
      (losses) ................................         0.47        (12.68)      5.91       4.00       2.56       2.35
                                                      ------       -------     ------     ------     ------     ------
Total from investment operations ..............         0.48        (12.50)      5.99       4.09       2.68       2.43
                                                      ------       -------     ------     ------     ------     ------
Less distributions from:
   Net investment income ......................        (0.35)        (0.15)     (0.30)     (0.44)     (0.10)     (0.11)
   Net realized gains .........................        (0.05)        (3.71)     (3.72)     (0.23)     (2.44)        --
                                                      ------       -------     ------     ------     ------     ------
Total distributions ...........................        (0.40)        (3.86)     (4.02)     (0.67)     (2.54)     (0.11)
                                                      ------       -------     ------     ------     ------     ------
Redemption fees(c) ............................           --            --(d)      --(d)      --(d)      --(d)      --(d)
                                                      ------       -------     ------     ------     ------     ------
Net asset value, end of period ................       $ 8.32       $  8.24     $24.60     $22.63     $19.21     $19.07
                                                      ======       =======     ======     ======     ======     ======
Total return(e) ...............................         6.21%       (56.07)%    30.49%     21.93%     14.10%     14.54%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ......................................         2.70%         2.28%      2.15%      2.24%      2.32%      2.38%
Expenses net of expense reduction .............         2.69%         2.28%(g)   2.15%(g)   2.24%(g)   2.32%(g)   2.38%(g)
Net investment income .........................         0.35%         1.03%      0.40%      0.50%      0.52%      0.31%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $2,039       $ 2,479     $8,505     $7,758     $7,576     $6,539
Portfolio turnover rate .......................         6.91%        12.68%(h)  27.72%     33.92%     36.91%(h)  14.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                 SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2009   -------------------------------------------------------
CLASS C                                             (UNAUDITED)      2008        2007        2006        2005        2004
-------                                          ----------------  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..........       $ 8.26       $ 24.66     $ 22.68     $ 19.25     $ 19.12     $ 16.79
                                                      ------       -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ...................         0.01          0.19        0.08        0.11        0.13        0.06
   Net realized and unrealized gains
      (losses) ................................         0.47        (12.72)       5.93        4.00        2.55        2.37
                                                      ------       -------     -------     -------     -------     -------
Total from investment operations ..............         0.48        (12.53)       6.01        4.11        2.68        2.43
                                                      ------       -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ......................        (0.34)        (0.16)      (0.31)      (0.45)      (0.11)      (0.10)
   Net realized gains .........................        (0.05)        (3.71)      (3.72)      (0.23)      (2.44)         --
                                                      ------       -------     -------     -------     -------     -------
Total distributions ...........................        (0.39)        (3.87)      (4.03)      (0.68)      (2.55)      (0.10)
                                                      ------       -------     -------     -------     -------     -------
Redemption fees(c) ............................           --            --(d)       --(d)       --(d)       --(d)       --(d)
                                                      ------       -------     -------     -------     -------     -------
Net asset value, end of period ................       $ 8.35       $  8.26     $ 24.66     $ 22.68     $ 19.25     $ 19.12
                                                      ======       =======     =======     =======     =======     =======
Total return(e) ...............................         6.30%       (56.07)%     30.52%      21.91%      14.12%      14.54%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ......................................         2.72%         2.26%       2.14%       2.25%       2.32%       2.38%
Expenses net of expense reduction .............         2.71%         2.26%(g)    2.14%(g)    2.25%(g)    2.32%(g)    2.38%(g)
Net investment income .........................         0.33%         1.05%       0.41%       0.49%       0.52%       0.31%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $9,634       $11,220     $38,434     $30,988     $23,519     $16,579
Portfolio turnover rate .......................         6.91%        12.68%(h)   27.72%      33.92%      36.91%(h)   14.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                 SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2009   -------------------------------------------------------
ADVISOR CLASS                                       (UNAUDITED)      2008        2007        2006        2005        2004
-------------                                    ----------------  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..........       $ 8.62       $ 25.43     $ 23.26     $ 19.67     $ 19.46     $ 17.04
                                                      ------       -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ...................         0.05          0.36        0.34        0.32        0.36        0.21
   Net realized and unrealized gains
      (losses) ................................         0.48        (13.14)       6.06        4.09        2.57        2.46
                                                      ------       -------     -------     -------     -------     -------
Total from investment operations ..............         0.53        (12.78)       6.40        4.41        2.93        2.67
                                                      ------       -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ......................        (0.51)        (0.32)      (0.51)      (0.59)      (0.28)      (0.25)
   Net realized gains .........................        (0.05)        (3.71)      (3.72)      (0.23)      (2.44)         --
                                                      ------       -------     -------     -------     -------     -------
Total distributions ...........................        (0.56)        (4.03)      (4.23)      (0.82)      (2.72)      (0.25)
                                                      ------       -------     -------     -------     -------     -------
Redemption fees(c) ............................           --            --(d)       --(d)       --(d)       --(d)       --(d)
                                                      ------       -------     -------     -------     -------     -------
Net asset value, end of period ................       $ 8.59       $  8.62     $ 25.43     $ 23.26     $ 19.67     $ 19.46
                                                      ======       =======     =======     =======     =======     =======
Total return(e) ...............................         6.84%       (55.61)%     31.78%      23.14%      15.26%      15.73%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ......................................         1.71%         1.28%       1.15%       1.25%       1.32%       1.38%
Expenses net of expense reduction .............         1.70%         1.28%(g)    1.15%(g)    1.25%(g)    1.32%(g)    1.38%(g)
Net investment income .........................         1.34%         2.03%       1.40%       1.49%       1.52%       1.31%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $8,028       $ 7,849     $63,042     $40,270     $31,695     $16,195
Portfolio turnover rate .......................         6.91%        12.68%(h)   27.72%      33.92%      36.91%(h)   14.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin Templeton International Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

       TEMPLETON FOREIGN SMALLER COMPANIES FUND                            INDUSTRY                        SHARES          VALUE
       ----------------------------------------         ----------------------------------------------   ----------   --------------
       COMMON STOCKS 95.8%
       AUSTRALIA 8.0%
       Billabong International Ltd. .................          Textiles, Apparel & Luxury Goods             251,491   $    1,918,172
       Downer EDI Ltd. ..............................           Commercial Services & Supplies              497,849        1,819,037
       Emeco Holdings Ltd. ..........................          Trading Companies & Distributors           4,136,350        1,186,835
(a)    Iluka Resources Ltd. .........................                  Metals & Mining                      609,311        1,460,591
       Pacific Brands Ltd. ..........................                    Distributors                     1,924,709          978,676
       PaperlinX Ltd. ...............................              Paper & Forest Products                2,315,514          975,554
                                                                                                                      --------------
                                                                                                                           8,338,865
                                                                                                                      --------------
       BAHAMAS 2.0%
(a)    Steiner Leisure Ltd. .........................           Diversified Consumer Services                65,669        2,077,767
                                                                                                                      --------------
       BELGIUM 1.8%
       Barco NV .....................................   Electronic Equipment, Instruments & Components       82,854        1,908,425
                                                                                                                      --------------
       CANADA 6.8%
(a)    ATS Automation Tooling Systems Inc. ..........                     Machinery                         359,759        1,236,493
       Biovail Corp. ................................                  Pharmaceuticals                      149,727        1,637,972
       Canaccord Capital Inc. .......................                  Capital Markets                      399,073        2,348,472
       Dorel Industries Inc., B .....................                 Household Durables                     46,315          883,281
(a)    GSI Group Inc. ...............................   Electronic Equipment, Instruments & Components      305,872          345,635
(a)    MDS Inc. .....................................           Life Sciences Tools & Services               99,556          575,854
(a)    Mega Brands Inc. .............................            Leisure Equipment & Products                37,326           12,360
                                                                                                                      --------------
                                                                                                                           7,040,067
                                                                                                                      --------------
       CAYMAN ISLANDS 1.3%
       Stella International Holdings Ltd. ...........          Textiles, Apparel & Luxury Goods           1,009,500        1,341,649
                                                                                                                      --------------
       CHINA 5.8%
(a)    AAC Acoustic Technologies Holdings Inc. ......              Communications Equipment               2,300,000        1,252,379
(a)    Bio-Treat Technology Ltd. ....................           Commercial Services & Supplies            4,721,875          143,522
       People's Food Holdings Ltd. ..................                   Food Products                     5,399,101        1,805,171
       Sinotrans Ltd., H ............................              Air Freight & Logistics                9,716,000        1,805,284
(a)    Travelsky Technology Ltd., H .................                    IT Services                      1,980,150        1,047,556
                                                                                                                      --------------
                                                                                                                           6,053,912
                                                                                                                      --------------
       FINLAND 3.6%
       Amer Sports OYJ ..............................            Leisure Equipment & Products               185,062        1,803,426
(a)    Elcoteq SE, A ................................              Communications Equipment                 154,142          181,395
       Huhtamaki OYJ ................................               Containers & Packaging                  180,053        1,745,090
                                                                                                                      --------------
                                                                                                                           3,729,911
                                                                                                                      --------------
       GERMANY 1.2%
(a)    Jenoptik AG ..................................   Electronic Equipment, Instruments & Components      271,600        1,238,975
                                                                                                                      --------------
       HONG KONG 8.6%
       Asia Satellite Telecommunications Holdings
          Ltd. ......................................       Diversified Telecommunication Services          744,402          850,054
       Dah Sing Financial Group .....................                  Commercial Banks                     650,069        1,912,449
       Fountain Set (Holdings) Ltd. .................          Textiles, Apparel & Luxury Goods           6,512,566          386,550
       Giordano International Ltd. ..................                  Specialty Retail                   7,329,910        1,503,804
       Hung Hing Printing Group Ltd. ................               Containers & Packaging                1,030,260          152,876


                             Semiannual Report | 17

Franklin Templeton International Trust

       TEMPLETON FOREIGN SMALLER COMPANIES FUND                            INDUSTRY                        SHARES          VALUE
       ----------------------------------------         ----------------------------------------------   ----------   --------------
       COMMON STOCKS (CONTINUED)
       HONG KONG (CONTINUED)
       Lerado Group (Holding) Co. Ltd. ..............            Leisure Equipment & Products             6,686,706   $      483,165
       Texwinca Holdings Ltd. .......................          Textiles, Apparel & Luxury Goods           3,792,808        2,324,609
       Yue Yuen Industrial Holdings Ltd. ............          Textiles, Apparel & Luxury Goods             573,545        1,278,812
                                                                                                                      --------------
                                                                                                                           8,892,319
                                                                                                                      --------------
       JAPAN 5.9%
       Aiful Corp. ..................................                  Consumer Finance                     221,800          434,064
       Asics Corp. ..................................          Textiles, Apparel & Luxury Goods               6,000           38,633
       Descente Ltd. ................................          Textiles, Apparel & Luxury Goods             418,000        1,674,204
       MEITEC Corp. .................................               Professional Services                    41,048          554,410
       Nichii Gakkan Co. ............................          Health Care Providers & Services              87,500          745,285
       Sohgo Security Services Co. Ltd. .............           Commercial Services & Supplies               95,701          861,717
(a)    Takuma Co. Ltd. ..............................                     Machinery                         755,000        1,156,003
       USS Co. Ltd. .................................                  Specialty Retail                      15,110          681,804
                                                                                                                      --------------
                                                                                                                           6,146,120
                                                                                                                      --------------
       NETHERLANDS 5.7%
       Aalberts Industries NV .......................                     Machinery                          82,155          633,310
(a, b) Draka Holding NV .............................                Electrical Equipment                    82,035          882,518
       Mediq NV .....................................          Health Care Providers & Services             142,725        1,413,499
       SBM Offshore NV ..............................            Energy Equipment & Services                 66,480        1,081,209
(b)    Twentsche Kabel Holdings NV ..................              Communications Equipment                  32,750          413,550
       USG People NV ................................               Professional Services                   155,415        1,472,803
                                                                                                                      --------------
                                                                                                                           5,896,889
                                                                                                                      --------------
       NORWAY 0.7%
       Tomra Systems ASA ............................           Commercial Services & Supplies              185,200          690,782
                                                                                                                      --------------
       PHILIPPINES 0.8%
(a)    First Gen Corp. ..............................    Independent Power Producers & Energy Traders     2,261,000          881,367
                                                                                                                      --------------
       SINGAPORE 0.3%
       Huan Hsin Holdings Ltd. ......................   Electronic Equipment, Instruments & Components    1,985,075          261,459
                                                                                                                      --------------
       SOUTH KOREA 12.2%
       Binggrae Co. Ltd. ............................                   Food Products                        44,770        1,411,761
       Busan Bank ...................................                  Commercial Banks                     359,845        1,979,429
       Daeduck Electronics Co. Ltd. .................   Electronic Equipment, Instruments & Components      163,043          535,822
       Daegu Bank Co. Ltd. ..........................                  Commercial Banks                     247,985        1,709,506
       Halla Climate Control Corp. ..................                  Auto Components                      236,390        1,624,025
       INTOPS Co. Ltd. ..............................   Electronic Equipment, Instruments & Components       77,936        1,518,471
       People & Telecommunication Inc. ..............              Communications Equipment                 132,557        1,037,222
       Sindo Ricoh Co. ..............................                 Office Electronics                     35,020        1,561,925
       Youngone Corp. ...............................          Textiles, Apparel & Luxury Goods             171,499        1,319,120
                                                                                                                      --------------
                                                                                                                          12,697,281
                                                                                                                      --------------
       SPAIN 1.8%
       Sol Melia SA .................................           Hotels, Restaurants & Leisure               376,985        1,864,272
                                                                                                                      --------------
       SWEDEN 1.2%
(a, c) D. Carnegie & Co. AB .........................                  Capital Markets                      456,515               --
       Niscayah Group AB ............................           Commercial Services & Supplies              924,190        1,228,442
                                                                                                                      --------------
                                                                                                                           1,228,442
                                                                                                                      --------------


                             18 | Semiannual Report

Franklin Templeton International Trust

       TEMPLETON FOREIGN SMALLER COMPANIES FUND                            INDUSTRY                        SHARES          VALUE
       ----------------------------------------         ----------------------------------------------   ----------   --------------
       COMMON STOCKS (CONTINUED)
       SWITZERLAND 2.8%
(b)    Panalpina Welttransport Holding AG ...........             Air Freight & Logistics                     9,007   $      493,156
       Verwaltungs- und Privat-Bank AG ..............                 Capital Markets                        20,343        1,603,916
       Vontobel Holding AG ..........................                 Capital Markets                        37,896          846,560
                                                                                                                      --------------
                                                                                                                           2,943,632
                                                                                                                      --------------
       TAIWAN 12.0%
       AcBel Polytech Inc. ..........................               Electrical Equipment                  2,486,268        1,517,987
       D-Link Corp. .................................             Communications Equipment                1,257,949          910,621
       Giant Manufacturing Co. Ltd. .................           Leisure Equipment & Products                682,050        1,612,100
       KYE Systems Corp. ............................             Computers & Peripherals                 1,973,678        1,556,990
       Pihsiang Machinery Manufacturing Co. Ltd. ....         Health Care Equipment & Supplies              623,000        1,013,069
       Simplo Technology Co. Ltd. ...................             Computers & Peripherals                   273,573        1,046,002
(a)    Ta Chong Bank Ltd. ...........................                 Commercial Banks                   12,249,000        1,803,011
       Taiwan Fu Hsing ..............................                Building Products                    2,649,980        1,397,677
       Test-Rite International Co. Ltd. .............                   Distributors                      3,235,183        1,623,214
                                                                                                                      --------------
                                                                                                                          12,480,671
                                                                                                                      --------------
       THAILAND 5.3%
       Bank of Ayudhya Public Co. Ltd., fgn. ........                 Commercial Banks                    6,366,400        2,056,879
       Glow Energy Public Co. Ltd., fgn. ............   Independent Power Producers & Energy Traders      2,430,154        1,632,270
       Siam City Bank Public Co. Ltd., fgn. .........                 Commercial Banks                    2,156,300          608,054
(a)    Total Access Communication Public Co. Ltd.,
          fgn. ......................................       Wireless Telecommunication Services           1,710,650        1,214,561
                                                                                                                      --------------
                                                                                                                           5,511,764
                                                                                                                      --------------
       UNITED KINGDOM 8.0%
       Bodycote PLC .................................                    Machinery                          319,087          675,719
       Fiberweb PLC .................................                Personal Products                    2,209,286        1,690,149
       Future PLC ...................................                      Media                          3,140,311          731,166
       GAME Group PLC ...............................                 Specialty Retail                      546,262        1,600,946
       Henderson Group PLC ..........................                 Capital Markets                     1,756,471        2,278,509
       Yule Catto & Co. PLC .........................                    Chemicals                        1,512,452        1,391,821
                                                                                                                      --------------
                                                                                                                           8,368,310
                                                                                                                      --------------
       TOTAL COMMON STOCKS
          (COST $167,192,823) .......................                                                                     99,592,879
                                                                                                                      --------------
       MUTUAL FUNDS (COST $5,291) 0.0%(d)
       CANADA 0.0%(d)
       Mullen Group Income Fund .....................          Diversified Financial Services                   600            6,066
                                                                                                                      --------------
       TOTAL INVESTMENTS BEFORE SHORT TERM
          INVESTMENTS (COST $167,198,114) ...........                                                                     99,598,945
                                                                                                                      --------------

                                                                                                         PRINCIPAL
                                                                                                           AMOUNT
                                                                                                         ----------
       SHORT TERM INVESTMENTS
          (COST $3,404,991) 3.3%
       U.S. GOVERNMENT AND AGENCY SECURITIES 3.3%
(e)    FHLB, 5/01/09 ................................                                                    $3,405,000        3,404,991
                                                                                                                      --------------


                             Semiannual Report | 19

Franklin Templeton International Trust

       TEMPLETON FOREIGN SMALLER COMPANIES FUND                                                                            VALUE
       ----------------------------------------                                                                       --------------
       TOTAL INVESTMENTS
          (COST $170,603,105) 99.1% .................                                                                 $  103,003,936
       OTHER ASSETS, LESS LIABILITIES 0.9% ..........                                                                        959,171
                                                                                                                      --------------
       NET ASSETS 100.0% ............................                                                                 $  103,963,107
                                                                                                                      ==============

See Abbreviations on page 34.

(a)  Non-income producing.

(b)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(c) Security has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2009, the value of this security was $0.

(d)  Rounds to less than 0.1% of net assets.

(e)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Franklin Templeton International Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2009 (unaudited)

                                                      TEMPLETON
                                                   FOREIGN SMALLER
                                                    COMPANIES FUND
                                                   ---------------
Assets:
   Investments in securities:
      Cost .....................................    $170,603,105
                                                    ------------
      Value ....................................    $103,003,936
   Cash ........................................          28,605
   Receivables:
      Investment securities sold ...............       1,207,535
      Capital shares sold ......................          65,228
      Dividends ................................         457,960
   Other assets ................................             190
                                                    ------------
         Total assets ..........................     104,763,454
                                                    ------------
Liabilities:
   Payables:
      Investment securities purchased ..........         213,695
      Capital shares redeemed ..................         277,548
      Affiliates ...............................         124,646
      Custodian fees (Note 4) ..................          65,563
      Unaffiliated transfer agent fees .........          70,538
   Accrued expenses and other liabilities ......          48,357
                                                    ------------
         Total liabilities .....................         800,347
                                                    ------------
            Net assets, at value ...............    $103,963,107
                                                    ============
Net assets consist of:
   Paid-in capital .............................    $199,740,154
   Undistributed net investment income .........         128,628
   Net unrealized appreciation (depreciation) ..     (67,591,859)
   Accumulated net realized gain (loss) ........     (28,313,816)
                                                    ------------
            Net assets, at value ...............    $103,963,107
                                                    ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Franklin Templeton International Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2009 (unaudited)

                                                                                 TEMPLETON
                                                                              FOREIGN SMALLER
                                                                               COMPANIES FUND
                                                                              ---------------
CLASS A:
   Net assets, at value ...................................................     $84,261,043
                                                                                -----------
   Shares outstanding .....................................................       9,793,768
                                                                                -----------
   Net asset value per share(a) ...........................................     $      8.60
                                                                                -----------
   Maximum offering price per share (net asset value per share / 94.25%) ..     $      9.12
                                                                                -----------
CLASS B:
   Net assets, at value ...................................................     $ 2,039,420
                                                                                -----------
   Shares outstanding .....................................................         245,240
                                                                                -----------
   Net asset value and maximum offering price per share(a) ................     $      8.32
                                                                                -----------
CLASS C:
   Net assets, at value ...................................................     $ 9,634,195
                                                                                -----------
   Shares outstanding .....................................................       1,153,687
                                                                                -----------
   Net asset value and maximum offering price per share(a) ................     $      8.35
                                                                                -----------
ADVISOR CLASS:
   Net assets, at value ...................................................     $ 8,028,449
                                                                                -----------
   Shares outstanding .....................................................         934,947
                                                                                -----------
   Net asset value and maximum offering price per share ...................     $      8.59
                                                                                -----------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Franklin Templeton International Trust

STATEMENT OF OPERATIONS
for the six months ended April 30, 2009 (unaudited)

                                                                                         TEMPLETON
                                                                                      FOREIGN SMALLER
                                                                                       COMPANIES FUND
                                                                                      ---------------
Investment income:
   Dividends (net of foreign taxes of $186,968) ...................................    $  1,489,166
   Interest .......................................................................             332
                                                                                       ------------
         Total investment income ..................................................       1,489,498
                                                                                       ------------
Expenses:
   Management fees (Note 3a) ......................................................         488,543
   Distribution fees: (Note 3c)
      Class A .....................................................................          95,738
      Class B .....................................................................           9,689
      Class C .....................................................................          45,029
   Transfer agent fees (Note 3e) ..................................................         215,747
   Custodian fees (Note 4) ........................................................          50,508
   Reports to shareholders ........................................................          31,879
   Registration and filing fees ...................................................          24,646
   Professional fees ..............................................................          11,339
   Trustees' fees and expenses ....................................................           8,630
   Other ..........................................................................           4,867
                                                                                       ------------
         Total expenses ...........................................................         986,615
         Expense reductions (Note 4) ..............................................          (2,443)
                                                                                       ------------
            Net expenses ..........................................................         984,172
                                                                                       ------------
               Net investment income ..............................................         505,326
                                                                                       ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .................................................................     (28,259,163)
      Foreign currency transactions ...............................................         (53,940)
                                                                                       ------------
            Net realized gain (loss) ..............................................     (28,313,103)
                                                                                       ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .................................................................      31,944,329
      Translation of other assets and liabilities denominated in foreign
         currencies ...............................................................          28,953
                                                                                       ------------
            Net change in unrealized appreciation (depreciation) ..................      31,973,282
                                                                                       ------------
Net realized and unrealized gain (loss) ...........................................       3,660,179
                                                                                       ------------
Net increase (decrease) in net assets resulting from operations ...................    $  4,165,505
                                                                                       ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Franklin Templeton International Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                TEMPLETON FOREIGN
                                                                                             SMALLER COMPANIES FUND
                                                                                       -----------------------------------
                                                                                       SIX MONTHS ENDED
                                                                                        APRIL 30, 2009       YEAR ENDED
                                                                                          (UNAUDITED)     OCTOBER 31, 2008
                                                                                       ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................................................     $    505,326      $   6,693,547
      Net realized gain (loss) from investments and foreign currency transactions ..      (28,313,103)        (9,604,018)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
         currencies ................................................................       31,973,282       (263,444,323)
                                                                                         ------------      -------------
            Net increase (decrease) in net assets resulting from operations ........        4,165,505       (266,354,794)
                                                                                         ------------      -------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................................................       (4,845,849)        (5,292,667)
         Class B ...................................................................          (99,664)           (50,034)
         Class C ...................................................................         (419,438)          (242,410)
         Advisor Class .............................................................         (456,682)          (743,293)
      Net realized gains:
         Class A ...................................................................         (566,949)       (65,546,764)
         Class B ...................................................................          (14,948)        (1,146,983)
         Class C ...................................................................          (64,824)        (5,256,034)
         Advisor Class .............................................................          (46,998)        (6,710,991)
                                                                                         ------------      -------------
   Total distributions to shareholders .............................................       (6,515,352)       (84,989,176)
                                                                                         ------------      -------------
   Capital share transactions: (Note 2)
         Class A ...................................................................      (13,136,202)      (106,819,602)
         Class B ...................................................................         (394,974)        (1,023,571)
         Class C ...................................................................       (1,479,191)        (4,108,713)
         Advisor Class .............................................................          229,380        (28,889,116)
                                                                                         ------------      -------------
   Total capital share transactions ................................................      (14,780,987)      (140,841,002)
                                                                                         ------------      -------------
   Redemption fees .................................................................               --              9,660
            Net increase (decrease) in net assets ..................................      (17,130,834)      (492,175,312)
                                                                                         ------------      -------------
Net assets:
   Beginning of period .............................................................      121,093,941        613,269,253
                                                                                         ------------      -------------
   End of period ...................................................................     $103,963,107      $ 121,093,941
                                                                                         ============      =============
Undistributed net investment income included in net assets:
   End of period ...................................................................     $    128,628      $   5,444,935
                                                                                         ============      =============

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Franklin Templeton International Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Foreign Smaller Companies Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready


                             Semiannual Report | 25

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                             26 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of April 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                             Semiannual Report | 27

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             28 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                       SIX MONTHS ENDED                 YEAR ENDED
                                        APRIL 30, 2009               OCTOBER 31, 2008
                                   -------------------------   ---------------------------
                                     SHARES        AMOUNT        SHARES         AMOUNT
                                   ----------   ------------   ----------    -------------
CLASS A SHARES:
  Shares sold ..................    1,059,000   $  8,026,955    1,823,529    $  31,706,684
  Shares issued in reinvestment
     of distributions ..........      614,237      4,784,904    4,471,146       64,417,854
  Shares redeemed in-kind
     (Note 9) ..................           --             --   (5,209,769)     (42,459,620)
  Shares redeemed ..............   (3,477,535)   (25,948,061)  (9,336,038)    (160,484,520)
                                   ----------   ------------   ----------    -------------
  Net increase (decrease) ......   (1,804,298)  $(13,136,202)  (8,251,132)   $(106,819,602)
                                   ----------   ------------   ----------    -------------
CLASS B SHARES:
  Shares sold ..................        1,773   $     12,568        2,820    $      43,796
  Shares issued in reinvestment
     of distributions ..........       13,115         98,592       79,042        1,093,373
  Shares redeemed ..............      (70,356)      (506,134)    (126,854)      (2,160,740)
                                   ----------   ------------   ----------    -------------
  Net increase (decrease) ......      (55,468)  $   (394,974)     (44,992)   $  (1,023,571)
                                   ----------   ------------   ----------    -------------
CLASS C SHARES:
  Shares sold ..................       43,178   $    317,646       64,589    $   1,063,911
  Shares issued in reinvestment
     of distributions ..........       54,826        415,579      338,255        4,671,042
  Shares redeemed ..............     (302,128)    (2,212,416)    (603,703)      (9,843,666)
                                   ----------   ------------   ----------    -------------
  Net increase (decrease) ......     (204,124)  $ (1,479,191)    (200,859)   $  (4,108,713)
                                   ----------   ------------   ----------    -------------
ADVISOR CLASS SHARES:
  Shares sold ..................      147,754   $  1,140,126      628,960    $  11,924,463
  Shares issued in reinvestment
     of distributions ..........       55,345        430,030      221,163        3,184,067
  Shares redeemed ..............     (178,617)    (1,340,776)  (2,418,833)     (43,997,646)
                                   ----------   ------------   ----------    -------------
  Net increase (decrease) ......       24,482   $    229,380   (1,568,710)   $ (28,889,116)
                                   ----------   ------------   ----------    -------------

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Templeton Investments Corp. (FTIC)                     Investment manager
Templeton Investment Counsel, LLC (TIC)                         Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             Semiannual Report | 29

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to FTIC based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
1.000%                Up to and including $100 million
0.900%                Over $100 million, up to and including $250 million
0.800%                Over $250 million, up to and including $500 million
0.750%                In excess of $500 million

Under a subadvisory agreement, TIC, an affiliate of FTIC, provides subadvisory services to the Fund and receives from FTIC fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

Under an agreement with FTIC, FT Services provides administrative services to the Fund. The fee is paid by FTIC based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .....   0.25%
Class B .....   1.00%
Class C .....   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid
   to unaffiliated broker/dealers..............   $3,946
Contingent deferred sales charges retained.....   $  163


                             30 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended April 30, 2009, the Fund paid transfer agent fees of $215,747, of which $128,777 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At April 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $170,628,715
                                                ============
Unrealized appreciation .....................   $  8,102,476
Unrealized depreciation .....................    (75,727,255)
                                                ------------
Net unrealized appreciation (depreciation) ..   $(67,624,779)
                                                ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2009, aggregated $6,827,287 and $26,670,796, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                             Semiannual Report | 31

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

8. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $71 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the period ended April 30, 2009, the Fund did not utilize the Global Credit Facility.

9. REDEMPTION IN-KIND

During the year ended October 31, 2008, the Fund realized $30,969,416 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such losses are not taxable to the Fund and losses are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

10. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on November 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.


                             32 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

10. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009, in valuing the Fund's assets carried at fair value:

                                      LEVEL 1       LEVEL 2        LEVEL 3       TOTAL
                                   -------------   ------------   ---------   -------------
ASSETS:
   Investments in Securities ...   $ 99,598,945    $ 3,404,991      $ --      $ 103,003,936

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Fund is currently evaluating the impact, if any, of applying FSP FAS 157-4.


                             Semiannual Report | 33

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

11. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In May 2009, FASB issued Statement No. 165, "Subsequent Events", which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before the statements are issued or are available to be issued. FASB 165 is effective for interim or annual financial periods ending after June 15, 2009, the adoption of FASB 165 will not have a material impact on the financial statements.

ABBREVIATIONS

SELECTED PORTFOLIO

FHLB - Federal Home Loan Bank


                             34 | Semiannual Report

Franklin Templeton International Trust

SHAREHOLDER INFORMATION

TEMPLETON FOREIGN SMALLER COMPANIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 14, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Foreign Smaller Companies Fund, one of the Funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and


                             Semiannual Report | 35

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to


                             36 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for the Fund consisted of the Fund and all retail and institutional international small/midcap core funds as selected by Lipper. Comparative performance within such universe was shown for the one-year period ended January 31, 2009, and the previous 10 years ended that date. Consistent with the market sell-off that occurred during such period, the Fund and all other funds within such performance universe experienced losses for the one-year period ended January 31, 2009. On a comparative basis, the Lipper report showed the Fund's total return for the one-year period to be in the lowest quintile of such performance universe, and on an annualized basis to be in the lowest or next to lowest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was not satisfied with such performance, but noted that recent changes had been made in the Fund's portfolio management team and intends to monitor future developments. The Board also noted that the Fund had experienced positive annual total returns in five of the previous six one-year periods ranging from 17.96% to 96.77% as shown in the Lipper report and had been closed to new investors from May 1, 2007, to December 15, 2008.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative


                             Semiannual Report | 37

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such comparisons showed the contractual investment management fee rate of Templeton Foreign Smaller Companies Fund to be at the median of its Lipper expense group and its actual total expense rate to be in the second least expensive quintile of its expense group. The Board was satisfied with the investment management fees and total expenses of this Fund in comparison to its respective Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and


                             38 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee schedule under the investment management agreement for Templeton Foreign Smaller Companies Fund provides an initial fee of 1% on the first $100 million of net assets; 0.90% on the next $150 million; 0.80% on the next $250 million; and 0.75% on net assets in excess of $500 million. This Fund's assets were approximately $104 million at December 31, 2008. The Board believed that to the extent economies of scale may be realized by the manager and its affiliates, the schedule of fees under the investment management agreement for such Fund provides for a sharing of benefits with this Fund and its shareholders and noted the Fund's relatively favorable expense comparison within its Lipper expense group.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                             Semiannual Report | 39

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             40 | Semiannual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto FRANKLINTEMPLETON.COM and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTERR

TEMPLETON FOREIGN SMALLER COMPANIES FUND

INVESTMENT MANAGER
Franklin Templeton Investments Corp.

SUBADVISOR
Templeton Investment Counsel, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager or the subadvisor. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

191 S2009 06/09




APRIL 30, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Templeton International Trust

SIGN UP FOR EDELIVERY Log onto franklintempleton.com and click "My Profile"

                                    (GRAPHIC)

                                                                          GLOBAL

                        TEMPLETON GLOBAL LONG-SHORT FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Templeton Global Long-Short Fund ..........................................    3
Performance Summary .......................................................    9
Your Fund's Expenses ......................................................   12
Financial Highlights and Statement of Investments .........................   14
Financial Statements ......................................................   22
Notes to Financial Statements .............................................   25
Shareholder Information ...................................................   36

Shareholder Letter

Dear Shareholder:

During the six months ended April 30, 2009, global economies experienced a significant slowdown that began in 2008 with the U.S. subprime mortgage and credit crises. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to significant market volatility. Although they rebounded to some extent near period-end, many major equity indexes suffered losses for the reporting period. This difficult environment is bound to provoke great concern; however, we believe it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, including the global stock markets' severe declines of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and our disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and recovery.

Templeton Global Long-Short Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion about investment management decisions. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Templeton International Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Templeton Global Long-Short Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Long-Short Fund seeks long-term capital appreciation in both up and down (bull and bear) markets with less volatility than the overall global stock market through a combination of long and short positions in equity securities, primarily common stocks of companies located anywhere in the world, including developing or emerging markets.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Templeton Global Long-Short Fund covers the period ended April 30, 2009.

PERFORMANCE OVERVIEW

Templeton Global Long-Short Fund - Class A had a -3.82% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which had a -5.09% total return for the same period.(1) Since inception on July 31, 2001, the Fund's Class A shares had a cumulative total return of -7.80% compared with -0.25% for the index.(2) The Fund's relative volatility, as measured by the annualized standard deviation of monthly returns, was low at just 11.55% since inception.(3) In comparison, the index's standard deviation during this time was 16.55%.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: (C) 2009 Morningstar. As of 4/30/09, the Fund's Class A average annual total return not including sales charges was -1.04% since inception on 7/31/01, compared with the -0.03% average annual total return for the MSCI World Index for the same period. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(3.) Standard deviation is a statistical measure of the range of a fund's total return. In general, a high standard deviation means greater volatility.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                              Semiannual Report | 3

PORTFOLIO BREAKDOWN
4/30/09

                                 % OF TOTAL
                                 NET ASSETS
                                 ----------
Long Positions                      98.3%
Short Positions                    -23.7%
Short-Term Investments               2.0%
Other Assets, Less Liabilities      23.4%

EQUITY EXPOSURE
4/30/09

                                 % OF TOTAL        # OF
                                 NET ASSETS     POSITIONS
                                 ----------     ---------
Long Equity Securities            98.3%             83
Short Equity Securities          -23.7%             18
NET EQUITY EXPOSURE               74.6% (LONG)

ECONOMIC AND MARKET OVERVIEW

The six months under review encompassed the highs and the lows of recent equity market fluctuations. Stocks plummeted at the beginning of the period in the aftermath of Lehman Brothers' failure and American International Group's effective nationalization, and volatility neared its highest levels ever. The fallout in credit markets from the collapse of Wall Street's investment banks was severe, and the global credit crisis took its toll on the economy. The Baltic Exchange Dry Index, a key measure of global trade activity, at one point had fallen by a staggering 94% from its all-time high, unemployment in the U.S. hit a 26-year high, home prices and manufacturing volumes contracted sharply, and the world economy entered its first global recession since World War II.(4) In response, global monetary authorities aggressively intervened in the marketplace, pledging essentially unlimited amounts of capital to stabilize faltering economies and shore up equity markets. By the end of 2008, most major economies had entered, or stood on the brink of, recession, and most major markets had delivered their worst annual returns since the Great Depression.

The situation worsened at the beginning of 2009, as equity markets broke through November's lows in early March due to disappointing corporate earnings results, additional bank write-downs and the further deterioration of economic conditions. Yet, sentiment shifted in the latter part of March, and in April global stocks posted their steepest monthly gains in two decades as corporate earnings came in better than lowered expectations and investors seemed to believe the worst of the credit crisis was behind them. The rally was led by some of the market's hardest hit, most indebted and most economically sensitive sectors, including financials, materials, industrials and consumer discretionary. Technology stocks were also strong performers, and by period-end the NASDAQ Composite Index posted gains for eight consecutive weeks, its

(4.) Sources: Baltic Exchange Information Services Ltd.; Bureau of Labor
     Statistics. The Baltic Exchange Dry Index is a measure of the cost to ship bulk goods by sea. The index is considered a leading indicator of global economic and trade activity, as demand to move commodities foreshadows the production of finished goods.


                              4 | Semiannual Report
longest winning streak since 1999.(5) In currency markets, the dollar weakened against the euro, but strengthened slightly against the yen amid volatile trading.

INVESTMENT STRATEGY

Our investment philosophy is the belief that a combination of long and short equity positions can reduce overall volatility and has the potential to provide positive returns in either up or down markets. We apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. For our long positions, we seek stock from companies we believe have strong fundamentals or valuable assets that we think are overlooked by the market. Among our short positions, our strategy is to short the stocks of companies we believe are overvalued by the market where we see the potential for share price decline.

MANAGER'S DISCUSSION

During the reporting period, among the worst performing stocks were the Fund's long positions in chipmaker Infineon Technologies, diversified manufacturer General Electric (GE) and information technology (IT) services provider Satyam Computer Services.

Germany's Infineon Technologies, one of Europe's largest chip producers, makes semiconductors for myriad automotive, computing, communications and industrial applications. The stock weakened after Infineon missed earnings guidance and exposed potential vulnerabilities in the company's balance sheet. We sold the Fund's position in Infineon by period-end.

GE is an industrial conglomerate that produces a wide range of products from household appliances to wind turbines. Demand for big-ticket infrastructure products waned as the global economic recession took hold, and GE was negatively impacted by its economically sensitive revenue stream. Losses at GE Capital, the company's finance business, further pressured the stock and necessitated an FDIC-insured debt issuance.

India's Satyam Computer Services provides on-site, off-site and offshore IT services mostly to customers in North America and Europe. The stock plummeted during the period after Satyam's chairman confessed to falsifying earnings and assets and promptly resigned, uncovering one of India's biggest ever corporate frauds.

TOP 10 LONG POSITIONS
4/30/09

COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                  NET ASSETS
------------------------                  ----------
Taiwan Semiconductor Manufacturing
Co. Ltd., ADR                                2.3%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, TAIWAN
Cisco Systems Inc.                           2.2%
   COMMUNICATIONS EQUIPMENT, U.S.
Comcast Corp., A                             2.2%
   MEDIA, U.S.
Vodafone Group PLC                           2.1%
   WIRELESS TELECOMMUNICATION SERVICES,
   U.K.
BP PLC                                       2.1%
   OIL, GAS & CONSUMABLE FUELS, U.K.
Kingfisher PLC                               2.0%
   SPECIALTY RETAIL, U.K.
Flextronics International Ltd.               2.0%
   ELECTRONIC EQUIPMENT, INSTRUMENTS &
   COMPONENTS, SINGAPORE
Samsung Electronics Co. Ltd.                 2.0%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, SOUTH KOREA
Adecco SA                                    1.9%
   PROFESSIONAL SERVICES, SWITZERLAND
Microsoft Corp.                              1.9%
   SOFTWARE, U.S.

(5.) Source: (C) 2009 Morningstar. The NASDAQ Composite Index measures all
     NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                              Semiannual Report | 5

SECTOR/INDUSTRY BREAKDOWN
Based on Total Net Assets as of 4/30/09

                                                                    NET EQUITY
                                                 LONG %   SHORT %   EXPOSURE %
                                                 ------   -------   ----------
Diversified Telecommunication Services             8.0%      0.0%       8.0%
Oil, Gas & Consumable Fuels                        7.9%      0.0%       7.9%
Pharmaceuticals                                    7.0%      0.0%       7.0%
Media                                              8.7%     -1.8%       6.9%
Commercial Banks                                   5.9%      0.0%       5.9%
Wireless Telecommunication Services                4.7%      0.0%       4.7%
Insurance                                          4.4%      0.0%       4.4%
Software                                           4.4%      0.0%       4.4%
Semiconductors & Semiconductor Equipment           4.2%      0.0%       4.2%
Electronic Equipment, Instruments & Components     4.0%      0.0%       4.0%
Specialty Retail                                   3.4%      0.0%       3.4%
Industrial Conglomerates                           3.3%      0.0%       3.3%
Automobiles                                        3.2%      0.0%       3.2%
Communications Equipment                           2.2%      0.0%       2.2%
Commercial Services & Supplies                     1.8%      0.0%       1.8%
Food Products                                      1.6%      0.0%       1.6%
IT Services                                        1.6%      0.0%       1.6%
Computers & Peripherals                            1.5%      0.0%       1.5%
Health Care Equipment & Supplies                   1.5%      0.0%       1.5%
Aerospace & Defense                                1.4%      0.0%       1.4%
Auto Components                                    1.4%      0.0%       1.4%
Chemicals                                          1.3%      0.0%       1.3%
Multiline Retail                                   1.3%      0.0%       1.3%
Professional Services                              3.6%     -2.2%       1.4%
Metals & Mining                                    1.2%      0.0%       1.2%
Air Freight & Logistics                            1.1%      0.0%       1.1%
Biotechnology                                      1.1%      0.0%       1.1%
Capital Markets                                    1.1%      0.0%       1.1%
Consumer Finance                                   0.9%      0.0%       0.9%
Food & Staples Retailing                           0.9%      0.0%       0.9%
Energy Equipment & Services                        0.8%      0.0%       0.8%
Electric Utilities                                 0.7%      0.0%       0.7%
Airlines                                           0.5%      0.0%       0.5%
Hotels, Restaurant & Leisure                       0.5%     -0.5%       0.0%
Construction & Engineering                         0.0%     -0.5%      -0.5%
Real Estate Investment Trusts                      0.0%     -0.9%      -0.9%
Construction Materials                             0.0%     -1.0%      -1.0%
Household Durables                                 0.0%     -1.4%      -1.4%
Machinery                                          0.0%     -1.8%      -1.8%
Diversified Financial Services                     1.2%    -13.6%     -12.4%
TOTAL                                             98.3%    -23.7%      74.6%


                              6 | Semiannual Report

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 4/30/09

                                                                    NET EQUITY
REGION                                           LONG %   SHORT %   EXPOSURE %
------                                           ------   -------   ----------
Europe                                            47.4%     -6.4%      41.0%
North America                                     32.7%    -15.2%      17.5%
Asia                                              15.0%     -2.1%      12.9%
Australia & New Zealand                            1.5%      0.0%       1.5%
Latin America & Caribbean                          0.9%      0.0%       0.9%
Middle East & Africa                               0.8%      0.0%       0.8%
Short-Term Investments & Other Net Assets         25.4%      0.0%      25.4%

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended April 30, 2009, the U.S. dollar rose in value relative to most currencies. As a result, the Fund's performance was negatively affected by the portfolio's significant investment in securities with non-U.S. currency exposure.

Major contributors to Fund performance during the period included long positions in home improvement company Kingfisher and dedicated silicon foundry Taiwan Semiconductor Manufacturing and a short position in home and family media company Meredith.

The U.K.'s Kingfisher operates one of the world's largest home improvement retail groups. The stock rallied toward the end of the period as economic data revealed a slowing pace of contraction in the housing market and investors appeared to regain their appetite for risk.

Taiwan Semiconductor Manufacturing is the first and largest dedicated silicon foundry (contract semiconductor manufacturer) in the world. Technology stocks have led the market so far in 2009, with the ultra-depressed semiconductor and hardware industries rebounding considerably from historically low valuations.


                              Semiannual Report | 7

U.S.-based Meredith publishes magazines, special interest publications and books. The Fund's short position in the company delivered strong returns as the advertising downturn severely impacted operating conditions in the publishing industry.

Thank you for your continued participation in Templeton Global Long-Short Fund. We look forward to serving your future investment needs.

(PHOTO OF MATTHEW R. NAGLE)


/s/ Matthew R. Nagle

Matthew R. Nagle, CFA
Portfolio Manager
Templeton Global Long-Short Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              8 | Semiannual Report

Performance Summary as of 4/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TLSAX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$2.43    $6.61      $9.04
DISTRIBUTIONS (11/1/08-4/30/09)
Short-Term Capital Gain           $0.5161
Long-Term Capital Gain            $1.6635
   TOTAL                          $2.1796

CLASS B (SYMBOL: TLSBX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$2.45    $6.44      $8.89
DISTRIBUTIONS (11/1/08-4/30/09)
Short-Term Capital Gain           $0.5161
Long-Term Capital Gain            $1.6635
   TOTAL                          $2.1796

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   4/30/09   10/31/08
---------------------------                 ------   -------   --------
Net Asset Value (NAV)                       -$2.43    $6.63      $9.06
DISTRIBUTIONS (11/1/08-4/30/09)
Short-Term Capital Gain           $0.5161
Long-Term Capital Gain            $1.6635
   TOTAL                          $2.1796


                             Semiannual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; ADVISOR
CLASS: NO SALES CHARGES.

                                                                              INCEPTION
CLASS A                                  6-MONTH           1-YEAR    5-YEAR   (7/31/01)
-------                                  -------          -------   -------   ---------
Cumulative Total Return(2)                 -3.82%          -33.78%   -17.54%    -7.80%
Average Annual Total Return(3)             -9.32%          -37.58%    -4.91%    -1.80%
Value of $10,000 Investment(4)            $9,068          $ 6,242   $ 7,774    $8,689
Avg. Ann. Total Return (3/31/09)(5)                        -39.84%    -6.85%    -2.82%
   Total Annual Operating Expenses(6)              2.46%

                                                                              INCEPTION
CLASS B                                  6-MONTH           1-YEAR    5-YEAR   (7/31/01)
-------                                  -------          -------   -------   ---------
Cumulative Total Return(2)                 -4.06%          -34.27%   -20.27%    -12.45%
Average Annual Total Return(3)             -6.95%          -36.25%    -4.71%     -1.70%
Value of $10,000 Investment(4)            $9,305          $ 6,375   $ 7,856    $ 8,755
Avg. Ann. Total Return (3/31/09)(5)                        -38.64%    -6.68%     -2.73%
   Total Annual Operating Expenses(6)              3.16%

                                                                              INCEPTION
ADVISOR CLASS(7)                         6-MONTH           1-YEAR    5-YEAR   (7/31/01)
----------------                         -------          -------   -------   ---------
Cumulative Total Return(2)                 -3.70%          -33.68%   -16.37%    -6.50%
Average Annual Total Return(3)             -3.70%          -33.68%    -3.51%    -0.86%
Value of $10,000 Investment(4)            $9,630          $ 6,632   $ 8,363    $9,350
Avg. Ann. Total Return (3/31/09)(5)                        -36.06%    -5.47%    -1.88%
   Total Annual Operating Expenses(6)              2.16%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             10 | Semiannual Report

ENDNOTES

THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH THE FUND'S LONG-SHORT INVESTMENT STRATEGY, MARKET CONDITIONS, CURRENCY EXCHANGE RATES AND ECONOMIC, SOCIAL AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS. IN ADDITION, HISTORICALLY, SMALL-CAP STOCKS HAVE PROVEN MORE VOLATILE THAN LARGE-CAP SECURITIES, ESPECIALLY OVER THE SHORT TERM. ALTHOUGH THE FUND INTENDS TO REDUCE RISK BY HAVING BOTH LONG AND SHORT POSITIONS, IT IS POSSIBLE THE FUND'S LONG POSITIONS WILL DECLINE IN VALUE AT THE SAME TIME THE VALUE OF STOCKS SOLD SHORT INCREASES, THEREBY INCREASING THE POTENTIAL FOR LOSS. ALSO, THE FUND MAY NOT ALWAYS BE ABLE TO COVER A SHORT POSITION AT A PARTICULAR TIME OR AT AN ACCEPTABLE PRICE; LOSSES FROM SHORT SALES MAY BE UNLIMITED. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -14.14% and -3.16%.


                             Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                            VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
                                          -----------------   --------------   -----------------------
CLASS A
Actual                                          $1,000           $  961.80              $19.75
Hypothetical (5% return before expenses)        $1,000           $1,004.66              $20.18
CLASS B
Actual                                          $1,000           $  959.40              $23.42
Hypothetical (5% return before expenses)        $1,000           $1,000.89              $23.91
ADVISOR CLASS
Actual                                          $1,000           $  963.00              $18.54
Hypothetical (5% return before expenses)        $1,000           $1,005.90              $18.95

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 4.06%; B: 4.82%; and Advisor: 3.81%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 13

Franklin Templeton International Trust

FINANCIAL HIGHLIGHTS

TEMPLETON GLOBAL LONG-SHORT FUND

                                                        SIX MONTHS
                                                          ENDED
                                                        APRIL 30,                      YEAR ENDED OCTOBER 31,
                                                           2009      ---------------------------------------------------------
CLASS A                                                (UNAUDITED)     2008       2007         2006         2005        2004
-------                                                -----------   -------    --------     --------     -------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............   $  9.04       $ 14.48    $  12.99     $  11.36     $ 11.21     $  10.70
                                                       -------       -------    --------     --------     -------     --------
Income from investment operations(a):
   Net investment income (loss)(b) .................     (0.05)         0.04        0.18         0.22        0.12         0.11
   Net realized and unrealized gains (losses) ......     (0.20)        (5.34)       1.61         1.56        0.15         0.40
                                                       -------       -------    --------     --------     -------     --------
Total from investment operations ...................     (0.25)        (5.30)       1.79         1.78        0.27         0.51
                                                       -------       -------    --------     --------     -------     --------
Less distributions from:
   Net investment income ...........................        --         (0.14)      (0.18)       (0.15)      (0.12)          --
   Net realized gains ..............................     (2.18)           --(c)    (0.12)          --          --           --
                                                       -------       -------    --------     --------     -------     --------
Total distributions ................................     (2.18)        (0.14)      (0.30)       (0.15)      (0.12)          --
                                                       -------       -------    --------     --------     -------     --------
Redemption fees(d) .................................        --            --(c)       --(c)        --(c)       --(c)        --(c)
                                                       -------       -------    --------     --------     -------     --------
Net asset value, end of period .....................   $  6.61       $  9.04    $  14.48     $  12.99     $ 11.36     $  11.21
                                                       =======       =======    ========     ========     =======     ========
Total return(e) ....................................     (3.82)%      (36.80)%     13.99%       15.93%       2.37%        4.77%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates
   and expense reduction ...........................      4.06%         3.12%       2.25%        1.63%       1.58%        1.52%
Expenses net of waiver and payments by affiliates
   and expense reduction ...........................      4.06%(g)      3.11%       2.25%(g)     1.63%(g)    1.58%(g)     1.33%(g)
Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses before waiver and payments by affiliates
      and expense reduction ........................      3.69%         2.48%       1.84%        1.36%       1.23%        1.30%
   Expenses net of waiver and payments by affiliates
      and expense reduction ........................      3.69%(g)      2.47%       1.84%(g)     1.36%(g)    1.23%(g)     1.11%(g)
Net investment income (loss) .......................     (1.36)%        0.28%       1.30%        1.80%       1.09%        0.98%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................   $51,750       $98,877    $276,342     $141,335     $92,835     $113,850
Portfolio turnover rate ............................     29.81%        86.47%      93.83%      133.06%     111.52%      200.64%
Portfolio turnover rate excluding short sales ......     13.80%        36.45%      33.18%       66.20%      71.34%       74.62%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

                                                        SIX MONTHS
                                                          ENDED
                                                        APRIL 30,                    YEAR ENDED OCTOBER 31,
                                                           2009      ------------------------------------------------------
CLASS B                                                (UNAUDITED)     2008       2007        2006        2005        2004
-------                                                -----------   -------    --------    --------    -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............    $ 8.89       $ 14.22    $ 12.75     $ 11.14     $ 10.98     $ 10.55
                                                        ------       -------    -------     -------     -------     -------
Income from investment operations(a):
   Net investment income (loss)(b) .................     (0.07)        (0.05)      0.08        0.14        0.04        0.03
   Net realized and unrealized gains (losses) ......     (0.20)        (5.26)      1.59        1.53        0.14        0.40
                                                        ------       -------    -------     -------     -------     -------
Total from investment operations ...................     (0.27)        (5.31)      1.67        1.67        0.18        0.43
                                                        ------       -------    -------     -------     -------     -------
Less distributions from:
   Net investment income ...........................        --         (0.02)     (0.08)      (0.06)      (0.02)         --
   Net realized gains ..............................     (2.18)           --(c)   (0.12)         --          --          --
                                                        ------       -------    -------     -------     -------     -------
Total distributions ................................     (2.18)        (0.02)     (0.20)      (0.06)      (0.02)         --
                                                        ------       -------    -------     -------     -------     -------
Redemption fees(d) .................................        --            --(c)      --(c)       --(c)       --(c)       --(c)
                                                        ------       -------    -------     -------     -------     -------
Net asset value, end of period .....................    $ 6.44       $  8.89    $ 14.22     $ 12.75     $ 11.14     $ 10.98
                                                        ======       =======    =======     =======     =======     =======
Total return(e) ....................................     (4.06)%      (37.28)%    13.29%      14.95%       1.76%       4.08%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates
   and expense reduction ...........................      4.82%         3.81%      2.91%       2.35%       2.28%       2.19%
Expenses net of waiver and payments by affiliates
   and expense reduction ...........................      4.82%(g)      3.80%      2.91%(g)    2.35%(g)    2.28%(g)    2.00%(g)
Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses before waiver and payments by affiliates
      and expense reduction ........................      4.45%         3.17%      2.50%       2.08%       1.93%       1.97%
   Expenses net of waiver and payments by affiliates
      and expense reduction ........................      4.45%(g)      3.16%      2.50%(g)    2.08%(g)    1.93%(g)    1.78%(g)
Net investment income (loss) .......................     (2.12)%       (0.41)%     0.64%       1.08%       0.39%       0.31%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................    $9,071       $15,483    $32,184     $34,799     $36,590     $44,202
Portfolio turnover rate ............................     29.81%        86.47%     93.83%     133.06%     111.52%     200.64%
Portfolio turnover rate excluding short sales ......     13.80%        36.45%     33.18%      66.20%      71.34%      74.62%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

                                                        SIX MONTHS
                                                          ENDED
                                                        APRIL 30,                    YEAR ENDED OCTOBER 31,
                                                           2009      -----------------------------------------------------
ADVISOR CLASS                                          (UNAUDITED)     2008      2007        2006        2005      2004(a)
-------------                                          -----------   -------    ------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............    $ 9.06       $ 14.50    $13.00     $ 11.37     $ 11.22     $ 10.89
                                                        ------       -------    ------     -------     -------     -------
Income from investment operations(b):
   Net investment income (loss)(c) .................     (0.06)         0.07      0.22        0.26        0.19        0.03
   Net realized and unrealized gains (losses) ......     (0.19)        (5.34)     1.61        1.56        0.12        0.30
                                                        ------       -------    ------     -------     -------     -------
Total from investment operations ...................     (0.25)        (5.27)     1.83        1.82        0.31        0.33
                                                        ------       -------    ------     -------     -------     -------
Less distributions from:
   Net investment income ...........................        --         (0.17)    (0.21)      (0.19)      (0.16)         --
   Net realized gains ..............................     (2.18)           --(d)  (0.12)         --          --          --
                                                        ------       -------    ------     -------     -------     -------
Total distributions ................................     (2.18)        (0.17)    (0.33)      (0.19)      (0.16)         --
                                                        ------       -------    ------     -------     -------     -------
Redemption fees(e) .................................        --            --(d)     --(d)       --(d)       --(d)       --(d)
                                                        ------       -------    ------     -------     -------     -------
Net asset value, end of period .....................    $ 6.63       $  9.06    $14.50     $ 13.00     $ 11.37     $ 11.22
                                                        ======       =======    ======     =======     =======     =======
Total return(f) ....................................     (3.70)%      (36.65)%   14.41%      16.19%       2.75%       3.03%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates
   and expense reduction ...........................      3.81%         2.81%     1.91%       1.35%       1.28%       1.20%
Expenses net of waiver and payments by affiliates
   and expense reduction ...........................      3.81%(h)      2.80%     1.91%(h)    1.35%(h)    1.28%(h)    1.01%(h)
Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses before waiver and payments by affiliates
      and expense reduction ........................      3.44%         2.17%     1.50%       1.08%       0.93%       0.98%
   Expenses net of waiver and payments by affiliates
      and expense reduction ........................      3.44%(h)      2.16%     1.50%(h)    1.08%(h)    0.93%(h)    0.79%(h)
Net investment income (loss) .......................     (1.11)%        0.59%     1.64%       2.08%       1.39%       1.30%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................    $1,655       $ 3,282    $7,440     $ 3,654     $ 3,096     $   366
Portfolio turnover rate ............................     29.81%        86.47%    93.83%     133.06%     111.52%     200.64%
Portfolio turnover rate excluding short sales ......     13.80%        36.45%    33.18%      66.20%      71.34%      74.62%

(a)  For the period August 2, 2004 (effective date) to October 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin Templeton International Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

       TEMPLETON GLOBAL LONG-SHORT FUND                                    INDUSTRY                    SHARES           VALUE
       ----------------------------------------------------   ---------------------------------   ----------------   -----------
       COMMON STOCKS 97.7%
       AUSTRALIA 1.5%
       Alumina Ltd. .......................................            Metals & Mining                     378,300   $   409,448
       Brambles Ltd. ......................................    Commercial Services & Supplies               43,340       186,374
       Qantas Airways Ltd. ................................               Airlines                         231,000       332,241
                                                                                                                     -----------
                                                                                                                         928,063
                                                                                                                     -----------
       AUSTRIA 1.8%
       Telekom Austria AG .................................     Diversified Telecommunication
                                                                           Services                         84,210     1,114,580
                                                                                                                     -----------
       BRAZIL 0.3%
       Embraer-Empresa Brasileira de Aeronautica SA, ADR ..          Aerospace & Defense                    11,982       194,348
                                                                                                                     -----------
       FRANCE 6.6%
       Compagnie Generale des Etablissements Michelin, B ..            Auto Components                      17,320       893,039
       France Telecom SA ..................................     Diversified Telecommunication
                                                                           Services                         45,650     1,018,285
       Sanofi-Aventis .....................................            Pharmaceuticals                      16,350       946,254
       Total SA, B ........................................      Oil, Gas & Consumable Fuels                13,450       681,938
       Vivendi SA .........................................                 Media                           22,070       597,357
                                                                                                                     -----------
                                                                                                                       4,136,873
                                                                                                                     -----------
       GERMANY 3.8%
       Bayerische Motoren Werke AG ........................              Automobiles                        24,950       863,352
       E.ON AG ............................................          Electric Utilities                     12,330       414,920
       Muenchener Rueckversicherungs-Gesellschaft AG ......               Insurance                          1,180       161,018
       Siemens AG .........................................       Industrial Conglomerates                  14,020       937,464
                                                                                                                     -----------
                                                                                                                       2,376,754
                                                                                                                     -----------
       INDIA 0.2%
       Satyam Computer Services Ltd. ......................              IT Services                       167,100       156,599
                                                                                                                     -----------
       ISRAEL 0.8%
   (a) Check Point Software Technologies Ltd. .............               Software                          20,746       480,685
                                                                                                                     -----------
       ITALY 3.7%
       Eni SpA ............................................      Oil, Gas & Consumable Fuels                28,468       619,208
       Intesa Sanpaolo SpA ................................           Commercial Banks                     262,880       847,258
       UniCredit SpA ......................................           Commercial Banks                     343,820       849,677
                                                                                                                     -----------
                                                                                                                       2,316,143
                                                                                                                     -----------
       JAPAN 3.8%
       FUJIFILM Holdings Corp. ............................   Electronic Equipment, Instruments
                                                                         & Components                       24,400       618,536
       Olympus Corp. ......................................   Health Care Equipment & Supplies              19,450       315,752
       Sohgo Security Services Co. Ltd. ...................    Commercial Services & Supplies               32,720       294,619
       Toyota Motor Corp. .................................              Automobiles                        28,855     1,126,463
                                                                                                                     -----------
                                                                                                                       2,355,370
                                                                                                                     -----------
       NETHERLANDS 2.9%
       ING Groep NV .......................................    Diversified Financial Services               82,000       768,296
       Randstad Holding NV ................................         Professional Services                   44,720     1,031,245
                                                                                                                     -----------
                                                                                                                       1,799,541
                                                                                                                     -----------


                             Semiannual Report | 17

Franklin Templeton International Trust

       TEMPLETON GLOBAL LONG-SHORT FUND                                    INDUSTRY                    SHARES           VALUE
       ----------------------------------------------------   ---------------------------------   ----------------   -----------
       COMMON STOCKS (CONTINUED)
       NORWAY 2.1%
       Aker Solutions ASA .................................      Energy Equipment & Services                60,570   $   372,079
       Telenor ASA ........................................     Diversified Telecommunication
                                                                           Services                        151,760       951,893
                                                                                                                     -----------
                                                                                                                       1,323,972
                                                                                                                     -----------
       PORTUGAL 1.1%
       Banco Espirito Santo SA ............................           Commercial Banks                     143,103       703,891
                                                                                                                     -----------
       RUSSIA 1.8%
       Gazprom, ADR .......................................      Oil, Gas & Consumable Fuels                65,020     1,150,854
                                                                                                                     -----------
       SINGAPORE 3.2%
   (a) Flextronics International Ltd. .....................   Electronic Equipment, Instruments
                                                                         & Components                      319,800     1,240,824
       Singapore Telecommunications Ltd. ..................     Diversified Telecommunication
                                                                           Services                        436,000       753,907
                                                                                                                     -----------
                                                                                                                       1,994,731
                                                                                                                     -----------
       SOUTH KOREA 3.2%
       Hana Financial Group Inc. ..........................           Commercial Banks                      18,911       327,021
       Samsung Electronics Co. Ltd. .......................    Semiconductors & Semiconductor
                                                                          Equipment                          2,670     1,236,808
   (a) Shinhan Financial Group Co. Ltd. ...................           Commercial Banks                      16,750       415,473
                                                                                                                     -----------
                                                                                                                       1,979,302
                                                                                                                     -----------
       SPAIN 1.9%
       Telefonica SA ......................................     Diversified Telecommunication
                                                                           Services                         61,020     1,162,652
                                                                                                                     -----------
       SWITZERLAND 3.3%
       Adecco SA ..........................................         Professional Services                   29,730     1,177,741
       Roche Holding AG ...................................            Pharmaceuticals                       7,222       914,217
                                                                                                                     -----------
                                                                                                                       2,091,958
                                                                                                                     -----------
       TAIWAN 4.6%
   (b) Compal Electronics Inc., GDR, Reg S ................        Computers & Peripherals                 215,375       911,036
       Mega Financial Holding Co. Ltd. ....................           Commercial Banks                   1,374,000       556,494
   (c) Taiwan Semiconductor Manufacturing Co. Ltd., ADR ...     Semiconductors & Semiconductor
                                                                          Equipment                        133,724     1,413,463
                                                                                                                     -----------
                                                                                                                       2,880,993
                                                                                                                     -----------
       TURKEY 1.5%
       Turkcell Iletisim Hizmetleri AS, ADR ...............      Wireless Telecommunication
                                                                           Services                         73,480       933,196
                                                                                                                     -----------
       UNITED KINGDOM 16.9%
       Aviva PLC ..........................................               Insurance                        140,320       654,458
       BAE Systems PLC ....................................          Aerospace & Defense                   123,103       651,955
   (c) BP PLC .............................................      Oil, Gas & Consumable Fuels               179,928     1,283,390
       British Sky Broadcasting Group PLC .................                 Media                          142,965     1,028,723


                             18 | Semiannual Report

Franklin Templeton International Trust

       TEMPLETON GLOBAL LONG-SHORT FUND                                    INDUSTRY                    SHARES           VALUE
       ----------------------------------------------------   ---------------------------------   ----------------   -----------
       COMMON STOCKS (CONTINUED)
       UNITED KINGDOM (CONTINUED)
       G4S PLC ............................................    Commercial Services & Supplies              231,149   $   645,486
       GlaxoSmithKline PLC ................................            Pharmaceuticals                      40,839       633,305
       Kingfisher PLC .....................................           Specialty Retail                     461,576     1,269,849
       Pearson PLC ........................................                 Media                           53,843       562,346
       Premier Foods PLC ..................................             Food Products                    1,468,597       781,570
   (d) Premier Foods PLC, 144A ............................             Food Products                      461,591       245,653
       Royal Dutch Shell PLC, B ...........................      Oil, Gas & Consumable Fuels                42,558       980,192
       Vodafone Group PLC .................................      Wireless Telecommunication
                                                                           Services                        698,036     1,286,787
       William Morrison Supermarkets PLC ..................       Food & Staples Retailing                 151,429       552,368
                                                                                                                     -----------
                                                                                                                      10,576,082
                                                                                                                     -----------
       UNITED STATES 32.7%
       Accenture Ltd., A ..................................              IT Services                        28,660       843,464
       American Express Co. ...............................           Consumer Finance                      21,680       546,770
(a, c) Amgen Inc. .........................................             Biotechnology                       14,570       706,208
   (c) Aon Corp. ..........................................               Insurance                         11,200       472,640
       Carnival Corp. .....................................     Hotels, Restaurants & Leisure               11,436       307,400
(a, c) Cisco Systems Inc. .................................       Communications Equipment                  72,570     1,402,052
   (e) Comcast Corp., A ...................................                 Media                           89,160     1,378,413
       Covidien Ltd. ......................................   Health Care Equipment & Supplies              18,850       621,673
       E. I. du Pont de Nemours and Co. ...................               Chemicals                         28,400       792,360
   (c) El Paso Corp. ......................................      Oil, Gas & Consumable Fuels                26,770       184,713
       FedEx Corp. ........................................        Air Freight & Logistics                  12,649       707,838
       The Gap Inc. .......................................           Specialty Retail                      56,690       880,963
   (c) General Electric Co. ...............................       Industrial Conglomerates                  36,720       464,508
       Halliburton Co. ....................................      Energy Equipment & Services                 6,000       121,320
       Invesco Ltd. .......................................            Capital Markets                      48,280       710,682
   (c) Merck & Co. Inc. ...................................            Pharmaceuticals                      44,370     1,075,529
   (c) Microsoft Corp. ....................................               Software                          57,420     1,163,329
   (c) News Corp., A ......................................                 Media                          117,500       970,550
   (e) Oracle Corp. .......................................               Software                          57,030     1,102,960
   (c) Pfizer Inc. ........................................            Pharmaceuticals                      59,340       792,782
(a, c) Progressive Corp. ..................................               Insurance                         66,270     1,012,606
   (a) Sprint Nextel Corp. ................................      Wireless Telecommunication
                                                                           Services                        166,590       726,332
   (c) Target Corp. .......................................           Multiline Retail                      19,095       787,860
       Time Warner Cable Inc. .............................                 Media                           16,973       547,040
       Torchmark Corp. ....................................               Insurance                         14,400       422,352
       Tyco Electronics Ltd. ..............................   Electronic Equipment, Instruments
                                                                         & Components                       35,750       623,480
       Tyco International Ltd. ............................       Industrial Conglomerates                  28,590       679,298
       The Walt Disney Co. ................................                 Media                           17,050       373,395
                                                                                                                     -----------
                                                                                                                      20,418,517
                                                                                                                     -----------
       TOTAL COMMON STOCKS (COST $85,684,437) .............                                                           61,075,104
                                                                                                                     -----------


                             Semiannual Report | 19

Franklin Templeton International Trust

       TEMPLETON GLOBAL LONG-SHORT FUND                                    INDUSTRY                    SHARES           VALUE
       ----------------------------------------------------   ---------------------------------   ----------------   -----------
       PREFERRED STOCKS (COST $297,113) 0.6%
       BRAZIL 0.6%
       Companhia Vale do Rio Doce, ADR, pfd., A ...........            Metals & Mining                      26,640   $   365,767
                                                                                                                     -----------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $85,981,550) ..............................                                                           61,440,871
                                                                                                                     -----------

                                                                                                  PRINCIPAL AMOUNT
                                                                                                  ----------------
       SHORT TERM INVESTMENTS (COST $1,250,000) 2.0%
       TIME DEPOSITS 2.0%
       UNITED STATES 2.0%
       Dresdner Bank AG, 0.21%, 5/01/09 ...................                                       $      1,250,000     1,250,000
                                                                                                                     -----------
       TOTAL INVESTMENTS
          (COST $87,231,550) 100.3% .......................                                                           62,690,871
       OPTIONS WRITTEN (0.1)% .............................                                                              (55,250)
       SECURITIES SOLD SHORT (23.6)% ......................                                                          (14,764,714)
       OTHER ASSETS, LESS LIABILITIES 23.4% ...............                                                           14,605,862
                                                                                                                     -----------
       NET ASSETS 100.0% ..................................                                                          $62,476,769
                                                                                                                     ===========

                                                                                                      CONTRACTS
                                                                                                  ----------------
   (f) OPTIONS WRITTEN 0.1%
       CALL OPTIONS 0.1%
       UNITED STATES 0.1%
       Comcast Corp., Oct. 17.5 Calls, 10/17/09 ...........                 Media                              250   $    27,500
       Oracle Corp., Jun. 18 Calls, 6/20/09 ...............                Software                            150        27,750
                                                                                                                     -----------
       TOTAL OPTIONS WRITTEN
          (PREMIUMS RECEIVED $41,100) .....................                                                               55,250
                                                                                                                     -----------

                                                                                                       SHARES
                                                                                                  ----------------
   (g) SECURITIES SOLD SHORT 23.6%
       GERMANY 1.5%
       iShares MSCI Germany Index Fund ....................     Diversified Financial Services              52,549       908,572
                                                                                                                     -----------
       ITALY 1.4%
       iShares MSCI Italy Index Fund ......................     Diversified Financial Services              57,390       861,998
                                                                                                                     -----------
       SOUTH KOREA 2.1%
       iShares MSCI South Korea Index Fund ................     Diversified Financial Services              38,630     1,321,919
                                                                                                                     -----------
       SPAIN 0.8%
       Antena 3 de Television SA ..........................                 Media                           87,160       477,124
                                                                                                                     -----------
       SWITZERLAND 1.9%
       iShares MSCI Switzerland Index Fund ................     Diversified Financial Services              74,440     1,207,417
                                                                                                                     -----------
       UNITED KINGDOM 0.8%
       iShares MSCI United Kingdom Index Fund .............     Diversified Financial Services              44,640       523,627
                                                                                                                     -----------
       UNITED STATES 15.1%
       AMB Property Corp. .................................     Real Estate Investment Trusts               28,980       553,228
       CoStar Group Inc. ..................................         Professional Services                   36,340     1,346,397
       Granite Construction Inc. ..........................       Construction & Engineering                 8,190       323,095


                             20 | Semiannual Report

Franklin Templeton International Trust

       TEMPLETON GLOBAL LONG-SHORT FUND                                    INDUSTRY                    SHARES           VALUE
       ----------------------------------------------------   ---------------------------------   ----------------   -----------
   (g) SECURITIES SOLD SHORT (CONTINUED)
       UNITED STATES (CONTINUED)
       Harman International Industries Inc. ...............           Household Durables                    46,040   $   837,467
       Marriott International Inc., A .....................     Hotels, Restaurants & Leisure               13,910       327,720
       Meredith Corp. .....................................                 Media                           25,490       639,289
       PACCAR Inc. ........................................               Machinery                         31,800     1,126,992
       PowerShares QQQ Nasdaq 100 .........................     Diversified Financial Services              53,728     1,841,796
       SPDR Trust Series 1 ................................     Diversified Financial Services              21,043     1,842,315
       Vulcan Materials Co. (Holding Co) ..................         Construction Materials                  13,160       625,758
                                                                                                                     -----------
                                                                                                                       9,464,057
                                                                                                                     -----------
       TOTAL SECURITIES SOLD SHORT
          (PROCEEDS $13,578,239) ..........................                                                          $14,764,714
                                                                                                                     -----------

See Abbreviations on page 35.

(a)  Non-income producing.

(b) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2009, the value of this security was $911,036, representing 1.46% of net assets.

(c) Security or a portion of the security has been segregated as collateral for securities sold short. At April 30, 2009, the value of securities and/or cash pledged amounted to $11,729,630.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2009, the value of this security was $245,653, representing 0.39% of net assets.

(e) A portion or all of the security is held in connection with written option contracts open at period end.

(f)  See Note 1(d) regarding written options.

(g)  See Note 1(e) regarding securities sold short.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Franklin Templeton International Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2009 (unaudited)

                                                                              TEMPLETON GLOBAL
                                                                               LONG-SHORT FUND
                                                                              ----------------
Assets:
   Investments in securities:
      Cost ................................................................     $ 87,231,550
                                                                                ============
      Value ...............................................................     $ 62,690,871
   Cash ...................................................................           13,656
   Cash on deposit with brokers ...........................................       15,199,910
   Foreign currency, at value (cost $58,045) ..............................           67,416
   Receivables:
      Investment securities sold ..........................................          855,200
      Capital shares sold .................................................            1,064
      Dividends ...........................................................          282,287
   Other assets ...........................................................              156
                                                                                ------------
         Total assets .....................................................       79,110,560
                                                                                ------------
Liabilities:
   Payables:
      Investment securities purchased .....................................        1,065,711
      Capital shares redeemed .............................................          495,779
      Affiliates ..........................................................          167,756
   Options written, at value (premiums received $41,100) ..................           55,250
   Securities sold short, at value (proceeds $13,578,239) .................       14,764,714
   Accrued expenses and other liabilities .................................           84,581
                                                                                ------------
         Total liabilities ................................................       16,633,791
                                                                                ------------
            Net assets, at value ..........................................     $ 62,476,769
                                                                                ============
Net assets consist of:
   Paid-in capital ........................................................     $141,879,840
   Undistributed net investment income (loss) .............................         (566,866)
   Net unrealized appreciation (depreciation) .............................      (25,738,712)
   Accumulated net realized gain (loss) ...................................      (53,097,493)
                                                                                ------------
            Net assets, at value ..........................................     $ 62,476,769
                                                                                ------------
CLASS A:
   Net assets, at value ...................................................     $ 51,750,450
                                                                                ------------
   Shares outstanding .....................................................        7,830,827
                                                                                ------------
   Net asset value per share(a) ...........................................     $       6.61
                                                                                ------------
   Maximum offering price per share (net asset value per share / 94.25%) ..     $       7.01
                                                                                ------------
CLASS B:
   Net assets, at value ...................................................     $  9,071,142
                                                                                ------------
   Shares outstanding .....................................................        1,409,394
                                                                                ------------
   Net asset value and maximum offering price per share(a) ................     $       6.44
                                                                                ------------
ADVISOR CLASS:
   Net assets, at value ...................................................     $  1,655,177
                                                                                ------------
   Shares outstanding .....................................................          249,527
                                                                                ------------
   Net asset value and maximum offering price per share ...................     $       6.63
                                                                                ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Franklin Templeton International Trust

STATEMENT OF OPERATIONS
for the six months ended April 30, 2009 (unaudited)

                                                                                         TEMPLETON GLOBAL
                                                                                          LONG-SHORT FUND
                                                                                         ----------------
Investment income:
   Dividends .........................................................................     $  1,025,821
   Interest ..........................................................................           24,698
                                                                                           ------------
         Total investment income .....................................................        1,050,519
                                                                                           ------------
Expenses:
   Management fees (Note 3a) .........................................................          975,123
   Administrative fees (Note 3b) .....................................................           78,228
   Interest expense ..................................................................           66,363
   Distribution fees: (Note 3c)
      Class A ........................................................................           80,229
      Class B ........................................................................           53,846
   Transfer agent fees (Note 3e) .....................................................          117,337
   Custodian fees (Note 4) ...........................................................           16,085
   Reports to shareholders ...........................................................           26,557
   Registration and filing fees ......................................................           27,908
   Professional fees .................................................................           17,750
   Trustees' fees and expenses .......................................................            4,974
   Dividends on securities sold short ................................................          142,710
   Other .............................................................................           10,300
                                                                                           ------------
         Total expenses ..............................................................        1,617,410
         Expense reductions (Note 4) .................................................              (25)
                                                                                           ------------
            Net expenses .............................................................        1,617,385
                                                                                           ------------
               Net investment income (loss) ..........................................         (566,866)
                                                                                           ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................................      (42,762,299)
      Written options ................................................................          113,710
      Foreign currency transactions ..................................................         (246,915)
      Securities sold short ..........................................................         (197,718)
                                                                                           ------------
               Net realized gain (loss) ..............................................      (43,093,222)
                                                                                           ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................       37,153,759
      Translation of other assets and liabilities denominated in foreign currencies ..          180,216
                                                                                           ------------
               Net change in unrealized appreciation (depreciation) ..................       37,333,975
                                                                                           ------------
Net realized and unrealized gain (loss) ..............................................       (5,759,247)
                                                                                           ------------
Net increase (decrease) in net assets resulting from operations ......................     $ (6,326,113)
                                                                                           ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Franklin Templeton International Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              TEMPLETON
                                                                                        GLOBAL LONG-SHORT FUND
                                                                                 -----------------------------------
                                                                                 SIX MONTHS ENDED
                                                                                  APRIL 30, 2009       YEAR ENDED
                                                                                    (UNAUDITED)     OCTOBER 31, 2008
                                                                                 ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ...........................................     $   (566,866)     $     589,484
      Net realized gain (loss) from investments, written options, foreign
         currency transactions, and securities sold short ....................      (43,093,222)        28,436,406
   Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
      currencies .............................................................       37,333,975       (126,878,865)
                                                                                   ------------      -------------
            Net increase (decrease) in net assets resulting from operations ..       (6,326,113)       (97,852,975)
                                                                                   ------------      -------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................................               --         (2,781,512)
         Class B .............................................................               --            (52,174)
         Advisor Class .......................................................               --            (93,245)
      Net realized gains:
         Class A .............................................................      (19,126,260)           (97,526)
         Class B .............................................................       (3,313,425)           (10,567)
         Advisor Class .......................................................       (1,055,448)            (2,584)
                                                                                   ------------      -------------
   Total distributions to shareholders .......................................      (23,495,133)        (3,037,608)
                                                                                   ------------      -------------
   Capital share transactions: (Note 2)
         Class A .............................................................      (22,853,261)       (89,456,657)
         Class B .............................................................       (2,276,914)        (6,224,898)
         Advisor Class .......................................................         (212,950)        (1,755,807)
                                                                                   ------------      -------------
   Total capital share transactions ..........................................      (25,343,125)       (97,437,362)
                                                                                   ------------      -------------
   Redemption fees ...........................................................               --              3,430
                                                                                   ------------      -------------
            Net increase (decrease) in net assets ............................      (55,164,371)      (198,324,515)
Net assets:
   Beginning of period .......................................................      117,641,140        315,965,655
                                                                                   ------------      -------------
   End of period .............................................................     $ 62,476,769      $ 117,641,140
                                                                                   ============      =============
Undistributed net investment income (loss):
   End of period .............................................................     $   (566,866)     $          --
                                                                                   ============      =============

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Franklin Templeton International Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Global Long-Short Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class B, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Time deposits are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair


                             Semiannual Report | 25

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                             26 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities or other financial instruments at a specified price or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

F. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of April 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

                             Semiannual Report | 27

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income, and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.


                             28 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                            SIX MONTHS ENDED                YEAR ENDED
                                                             APRIL 30, 2009              OCTOBER 31, 2008
                                                       -------------------------   ---------------------------
                                                         SHARES        AMOUNT         SHARES         AMOUNT
                                                       ----------   ------------   -----------   -------------
CLASS A SHARES:
   Shares sold .....................................      451,828   $  3,144,959     8,797,477   $ 118,091,602
   Shares issued in reinvestment of distributions ..    2,421,328     16,759,668       151,562       2,115,800
   Shares redeemed .................................   (5,983,608)   (42,757,888)  (17,098,580)   (209,664,059)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................   (3,110,452)  $(22,853,261)   (8,149,541)  $ (89,456,657)
                                                       ==========   ============   ===========   =============
CLASS B SHARES:
   Shares sold .....................................       40,924   $    274,669        76,210   $   1,003,311
   Shares issued in reinvestment of distributions ..      370,541      2,505,520         3,424          47,279
   Shares redeemed .................................     (744,485)    (5,057,103)     (600,758)     (7,275,488)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................     (333,020)  $ (2,276,914)     (521,124)  $  (6,224,898)
                                                       ==========   ============   ===========   =============
ADVISOR CLASS SHARES:
   Shares sold .....................................      218,268   $  1,950,943       228,803   $   3,051,028
   Shares issued in reinvestment of distributions ..      130,332        904,758         3,282          45,789
   Shares redeemed .................................     (461,450)    (3,068,651)     (382,857)     (4,852,624)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................     (112,850)  $   (212,950)     (150,772)  $  (1,755,807)
                                                       ==========   ============   ===========   =============


                             Semiannual Report | 29

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Templeton Global Advisors Limited (TGAL)                        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays Advisers an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its benchmark, the Morgan Stanley Capital International World Index, (Fund performance differential), over the preceding twelve-month period (performance period). A performance adjustment is applicable if the Fund performance differential exceeds 2.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 2.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, was 2.50% of the average daily net assets of the Fund.

Under a subadvisory agreement, TGAL, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.


                             30 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .............   0.35%
Class B .............   1.00%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $   836
Contingent deferred sales charges retained ...................   $32,178

E. TRANSFER AGENT FEES

For the period ended April 30, 2009, the Fund paid transfer agent fees of $117,337, of which $79,909 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.


                             Semiannual Report | 31

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2012 ...............................   $10,046,335
   2014 ...............................        19,501
                                          -----------
                                          $10,065,836(a)
                                          ===========

(a) Includes $10,065,836 from the merged Franklin U.S. Long-Short Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At April 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $ 89,558,458
                                                ============
Unrealized appreciation .....................   $  2,752,227
Unrealized depreciation .....................    (29,619,814)
                                                ------------
Net unrealized appreciation (depreciation) ..   $(26,867,587)
                                                ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and certain dividends on securities sold short.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short term securities) for the period ended April 30, 2009, aggregated $22,385,087 and $60,541,647, respectively.

Transactions in options written during the period ended April 30, 2009, were as follows:

                                             NUMBER OF    PREMIUMS
                                             CONTRACTS    RECEIVED
                                             ---------   ---------
Options outstanding at October 31, 2008 ..        --     $      --
Options written ..........................     2,419       160,205
Options expired ..........................    (1,936)     (113,710)
Options exercised ........................       (83)       (5,395)
Options closed ...........................        --            --
                                              ------     ---------
Options outstanding at April 30, 2009 ....       400     $  41,100
                                              ======     =========


                             32 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $58 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the period ended April 30, 2009, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on November 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.


                             Semiannual Report | 33

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

9. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                 LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                               -----------   ----------   -------   -----------
ASSETS:
   Investments in Securities   $61,031,423   $1,659,448     $--     $62,690,871
LIABILITIES:
   Options Written                  55,250           --      --          55,250
   Securities Sold Short        14,764,714           --      --      14,764,714

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Fund is currently evaluating the impact, if any, of applying FSP FAS 157-4.


                             34 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

10. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In May 2009, the Financial Accounting Standards Board (FASB) issued Statement No. 165, "Subsequent Events", which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before the statements are issued or are available to be issued. FASB 165 is effective for interim or annual financial periods ending after June 15, 2009, the adoption of FASB 165 will not have a material impact on the financial statements.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt
GDR - Global Depository Receipt


                             Semiannual Report | 35

Franklin Templeton International Trust

SHAREHOLDER INFORMATION

TEMPLETON GLOBAL LONG-SHORT FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 14, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Global Long-Short Fund, one of the Funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and


                             36 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like


                             Semiannual Report | 37

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for the Fund consisted of the Fund and all retail and institutional long-short equity funds as selected by Lipper. The Fund has not been in existence for a full 10-year period and the Lipper report showed its total return for the one-year period ended January 31, 2009, to be in the second-lowest quintile of such performance universe and on an annualized basis to be in the second-lowest and lowest quintiles of such universe for the previous three- and five-year periods, respectively. The Board was not satisfied with such comparative performance, but noted that it largely reflected poor one-year performance and that the Fund's total return was in the upper half of the performance universe for each of the previous two-year periods and had outperformed its benchmark MSCI World Index during the one-year period, as well as the previous two-year period. In view of such facts, the Board did not believe that any immediate change in portfolio management was necessary, but intends to monitor future developments.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment


                             38 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The contractual investment management fee rate for Templeton Global Long-Short Fund (which excludes adjustments reflecting the performance feature of its investment management fee) was the highest in its expense group and its actual total expense rate was also the highest in its expense group. The Board noted that the Fund's comparatively high actual total expense rate largely reflected the level of its investment management fee rate as established upon inception of the Fund and that such Fund's asset size, which was approximately $86 million at December 31, 2008, did not suggest economies of scale warranting reductions in such rate through establishment of fee breakpoints, which was the Board's normal way of reducing established fee rates.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting


                             Semiannual Report | 39

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. Templeton Global Long-Short Fund has a fixed 1.7% management fee subject to adjustment based on performance. In view of that Fund's asset size of approximately $86 million on December 31, 2008, the Board did not believe that management was benefiting from any meaningful economies of scale in its management of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                             40 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

                             Semiannual Report | 41

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

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

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund (3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund (3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME (4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund (5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GLOBAL LONG-SHORT FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

SUBADVISOR
Templeton Global Advisors Limited

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager or the subadvisor. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

467 S2009 06/09



APRIL 30, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Templeton
International Trust

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com
and click "My Profile"

                                   (GRAPHIC)

                                                                   INTERNATIONAL

                           FRANKLIN INDIA GROWTH FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

                                    Contents

SHAREHOLDER LETTER .......................................................     1
SEMIANNUAL REPORT
Franklin India Growth Fund ...............................................     3
Performance Summary ......................................................     7
Your Fund's Expenses .....................................................    10
Financial Highlights .....................................................    12
Financial Statements .....................................................    15
Notes to Financial Statements ............................................    18
FT (Mauritius) Offshore Investments Limited ..............................    27
Shareholder Information ..................................................    39

Shareholder Letter

Dear Shareholder:

During the six months ended April 30, 2009, global economies experienced a significant slowdown that began in 2008 with the U.S. subprime mortgage and credit crises. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to significant market volatility. Although they rebounded to some extent near period-end, many major equity indexes suffered losses for the reporting period. On the other hand, India's economy continued to grow, albeit at a slower rate, as it was relatively less affected by the global slowdown. Additionally, the nation's stock market experienced volatility but managed to post a double-digit gain for the six-month period.

Franklin India Growth Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio managers discuss Fund performance and you will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles and find helpful financial planning tools. We hope you will take advantage of these online services.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                     Not part of the semiannual report | 1

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Templeton International Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Franklin India Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin India Growth Fund seeks long-term capital appreciation by investing under normal market conditions at least 80% of its net assets in securities of "Indian companies," which are defined as those organized under the laws of, with a principal office in, or for which the principal trading market for their securities is in India, that derive 50% or more of total revenue or profit from goods or services produced or sales made in India, or that have 50% or more of their assets in India.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin India Growth Fund covers the period ended April 30, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Franklin India Growth Fund - Class A had a cumulative total return of +11.85%. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) India Index, which had a +15.40% total return for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

Volatility increased sharply across global markets during the initial part of the period under review as the credit crisis intensified and resulted in dramatic global financial sector changes. Although India had marginal exposure to the credit crisis, developed markets' deleveraging resulted in capital outflows by foreign investors. Tight liquidity conditions also impacted Indian companies looking to raise capital in overseas markets. This, along with a cyclical domestic

(1.) The Fund currently invests indirectly in Indian companies through FT
     (Mauritius) Offshore Investments Limited, a wholly owned, collective investment vehicle registered in the Republic of Mauritius.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI India Index is a broad-based index of the Indian stock market with an inception of 12/31/92. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 28.


                              Semiannual Report | 3

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

demand decline, affected India's economic growth and financial market performance. The nation's economic growth slowed to 5.3% year-over-year in the fourth quarter of 2008, compared with 8.9% for the same period a year ago, as manufacturing slowed and farm output contracted. Growth in the services segment, which accounts for a major portion of India's economic output, remained healthy.

A concerted monetary policy action by the Indian government and the Reserve Bank of India helped minimize the global contagion's impact. Key fiscal and monetary measures included a decline in indirect taxes, sharp cuts in benchmark interest rates and an increase in infrastructure spending. As these stimulus efforts spread across the economy, a few sectors started showing initial signs of stabilization and liquidity conditions improved. However, the additional burden on government finances due to these fiscal measures raised some concerns. India's balance of payments was negatively impacted by global investor outflows but benefited from lower commodity prices and a larger drop in imports compared with exports.

Improving domestic economic growth, combined with positive foreign inflows in March and April, helped Indian equity markets rally and reverse losses incurred in the first half of the period. Metals, auto and energy stocks were the top gainers during the period while gains in consumer goods, health care and information technology lagged the broader market.

From a fundamental perspective, compared with other developing countries the Indian economy has been relatively less vulnerable to a sharp slowdown in developed economies due to lower dependence on exports and a high percentage of the services sector in the country's gross domestic product. Additionally, a high savings rate and a sustained rise in per-capita income over the past five years have led to strong domestic consumption. Although the recent slowdown dampened investment growth, recent fiscal stimulus and steady rural consumption could boost investor interest.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek to invest in companies whose current market price, in our opinion, does not reflect future growth prospects. We choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between earnings growth potential, business and financial risk, and


                              4 | Semiannual Report
valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analyses to evaluate companies for distinct and sustainable competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above-average or rising margins, and strong returns on capital invested in the business. In choosing equity investments, we also consider such factors as the company's financial strength, management's expertise, the company's growth potential within the industry, and the industry's growth potential.

MANAGER'S DISCUSSION

We maintained a bias toward large, well-established companies that we felt could capitalize on opportunities arising from two underlying themes -- infrastructure and consumption. We focused on businesses we believed were well placed to navigate through the economic slowdown and global deleveraging. At the same time, we also sought to take advantage of what we considered attractive valuations across sectors.

Key detractors from absolute performance included commercial banks ICICI Bank and Axis Bank, and top mortgage firm Housing Development Finance Corp. (HDFC). Investor concerns about the economic slowdown's impact on bank balance sheets and lower credit demand from corporate borrowers negatively affected banking stocks including ICICI Bank and Axis Bank. Declining real estate prices led to less demand for home loans, hurting HDFC shares.

The Fund benefited from higher energy and construction materials stock prices. Individual stocks that contributed most to absolute performance included our top holding Reliance Industries, Hero Honda Motors and Grasim Industries. Reliance Industries is one of the biggest Indian conglomerates, with interests in upstream (exploration, development and production) oil and gas, refining and related petrochemicals. The stock received a boost from the commencement of gas flows from its discovery in the KG basin and the commissioning of its petroleum refining capacity. According to our analysis, the large oil and gas exploration acreage, coupled with the company's scale and capabilities to execute projects, could provide opportunities for further growth over the long term. One of India's largest two-wheeler manufacturers, Hero Honda Motors, was able to maintain volume growth by leveraging its extensive distribution network and strong brand equity, which helped the stock perform well. Materials leader Grasim Industries benefited from the demand spurt for building materials from semi-urban and rural areas.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 4/30/09

                                   (BAR CHART)

Commercial Banks                            11.1%
Oil, Gas & Consumable Fuels                 10.6%
Wireless Telecommunication Services          8.7%
Pharmaceuticals                              6.9%
IT Services                                  6.2%
Food Products                                5.7%
Diversified Financial Services               5.4%
Personal Products                            5.3%
Electrical Equipment                         5.2%
Household Products                           4.7%
Construction Materials                       4.1%
Automobiles                                  3.7%
Thrifts & Mortgage Finance                   3.7%
Construction & Engineering                   2.6%
Machinery                                    2.6%
Chemicals                                    2.0%
Other                                        4.2%
Short-Term Investments & Other Net Assets    7.3%


                              Semiannual Report | 5

TOP 10 EQUITY HOLDINGS
4/30/09

COMPANY                                  % OF TOTAL
SECTOR/INDUSTRY                          NET ASSETS
---------------                          ----------
Reliance Industries Ltd.                    7.7%
   OIL, GAS & CONSUMABLE FUELS
Bharti Airtel Ltd.                          6.9%
   WIRELESS TELECOMMUNICATION SERVICES
HDFC Bank Ltd.                              5.7%
   COMMERCIAL BANKS
Infosys Technologies Ltd.                   5.2%
   IT SERVICES
Nestle India Ltd.                           5.2%
   FOOD PRODUCTS
Hindustan Unilever Ltd.                     4.7%
   HOUSEHOLD PRODUCTS
Kotak Mahindra Bank Ltd.                    4.0%
   DIVERSIFIED FINANCIAL SERVICES
Hero Honda Motors Ltd.                      3.7%
   AUTOMOBILES
Marico Ltd.                                 3.7%
   PERSONAL PRODUCTS
Housing Development Finance Corp. Ltd.      3.7%
   THRIFTS & MORTGAGE FINANCE

Thank you for your participation in Franklin India Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF STEPHEN H. DOVER)


/s/ Stephen H. Dover
Stephen H. Dover, CFA

(PHOTO OF PURAV A. JHAVERI)


/s/ Purav A. Jhaveri
Purav A. Jhaveri, CFA, FRM

Portfolio Management Team
Franklin India Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              6 | Semiannual Report

Performance Summary as of 4/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: N/A)                       CHANGE   4/30/09   10/31/08
---------------------                       ------   -------   --------
Net Asset Value (NAV)                       +$0.59    $5.57     $4.98

CLASS C (SYMBOL: N/A)                       CHANGE   4/30/09   10/31/08
---------------------                       ------   -------   --------
Net Asset Value (NAV)                       +$0.56    $5.52     $4.96

ADVISOR CLASS (SYMBOL: FIGZX)               CHANGE   4/30/09   10/31/08
-----------------------------               ------   -------   --------
Net Asset Value (NAV)                       +$0.60    $5.59     $4.99
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.0013


                              Semiannual Report | 7

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         6-MONTH    1-YEAR   INCEPTION (1/31/08)
-------                                         -------   -------   -------------------
Cumulative Total Return(2)                       +11.85%   -39.91%         -44.30%
Average Annual Total Return(3)                    +5.49%   -43.39%         -40.37%
Value of $10,000 Investment(4)                  $10,549   $ 5,661         $ 5,250
Avg. Ann. Total Return (3/31/09)(5)                        -47.02%         -49.40%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.78%
      With Waiver                       1.70%

CLASS C                                         6-MONTH    1-YEAR   INCEPTION (1/31/08)
-------                                         -------   -------   -------------------
Cumulative Total Return(2)                       +11.29%   -40.32%         -44.80%
Average Annual Total Return(3)                   +10.29%   -40.92%         -37.92%
Value of $10,000 Investment(4)                  $11,029   $ 5,908         $ 5,520
Avg. Ann. Total Return (3/31/09)(5)                        -44.75%         -47.14%
   Total Annual Operating Expenses(6)
      Without Waiver                    3.48%
      With Waiver                       2.40%

ADVISOR CLASS                                   6-MONTH    1-YEAR   INCEPTION (1/31/08)
-------------                                   -------   -------   -------------------
Cumulative Total Return(2)                       +12.05%   -39.75%         -44.09%
Average Annual Total Return(3)                   +12.05%   -39.75%         -37.27%
Value of $10,000 Investment(4)                  $11,205   $ 6,025         $ 5,591
Avg. Ann. Total Return (3/31/09)(5)                        -43.55%         -46.56%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.48%
      With Waiver                       1.40%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.40% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/10.


                              8 | Semiannual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO RISKS ASSOCIATED WITH THESE COMPANIES' SMALLER SIZE, LESSER LIQUIDITY AND THE POTENTIAL LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS IN THE COUNTRIES IN WHICH THEY OPERATE. THE FUND MAY ALSO EXPERIENCE GREATER VOLATILITY THAN A FUND THAT IS MORE BROADLY DIVERSIFIED GEOGRAPHICALLY. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 9

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,118.50              $ 8.93
Hypothetical (5% return before expenses)         $1,000           $1,016.36              $ 8.50
CLASS C
Actual                                           $1,000           $1,112.90              $12.57
Hypothetical (5% return before expenses)         $1,000           $1,012.89              $11.98
ADVISOR CLASS
Actual                                           $1,000           $1,120.50              $ 7.36
Hypothetical (5% return before expenses)         $1,000           $1,017.85              $ 7.00

* Expenses are calculated using the most recent expense ratio, net of expense waivers, annualized for each class (A: 1.70%; C: 2.40%; and Advisor:
     1.40%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 11

Franklin Templeton International Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INDIA GROWTH FUND

                                                       SIX MONTHS ENDED   PERIOD ENDED
                                                        APRIL 30, 2009     OCTOBER 31,
CLASS A                                                   (UNAUDITED)        2008(a)
-------                                                ----------------   ------------
PER SHARE OPERATING PERFORMANCE(b)
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $ 4.98          $10.00
                                                            ------          ------
Income from investment operations(c):
   Net investment income (loss)(d) .................         (0.02)          (0.01)
   Net realized and unrealized gains (losses) ......          0.61           (5.01)
                                                            ------          ------
Total from investment operations ...................          0.59           (5.02)
                                                            ------          ------
Redemption fees(e) .................................            --              --(f)
                                                            ------          ------
Net asset value, end of period .....................        $ 5.57          $ 4.98
                                                            ======          ======
Total return(g) ....................................         11.85%         (50.20)%
RATIOS TO AVERAGE NET ASSETS(b, h)
Expenses before waiver and payments by affiliates ..          2.57%           2.78%
Expenses net of waiver and payments by
   affiliates(i) ...................................          1.70%           1.70%
Net investment income (loss) .......................         (0.89)%         (0.15)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................        $4,051          $3,596
Portfolio turnover rate(j) .........................         25.92%          45.10%

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

(b) The per share amounts and ratios reflect income and expenses of the Portfolio.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

(j)  Represents the Portfolio's rate of turnover.

   The accompanying notes are an integral part of these financial statements.


                             12 | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

                                                       SIX MONTHS ENDED   PERIOD ENDED
                                                        APRIL 30, 2009     OCTOBER 31,
CLASS C                                                   (UNAUDITED)        2008(a)
-------                                                ----------------   ------------
PER SHARE OPERATING PERFORMANCE(b)
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $ 4.96         $ 10.00
                                                            ------         -------
Income from investment operations(c):
   Net investment income (loss)(d) .................         (0.04)          (0.04)
   Net realized and unrealized gains (losses) ......          0.60           (5.00)
                                                            ------         -------
Total from investment operations ...................          0.56           (5.04)
                                                            ------         -------
Redemption fees(e) .................................            --              --(f)
                                                            ------         -------
Net asset value, end of period .....................        $ 5.52         $  4.96
                                                            ======         =======
Total return(g) ....................................         11.29%         (50.40)%
RATIOS TO AVERAGE NET ASSETS(b, h)
Expenses before waiver and payments by affiliates ..          3.27%           3.48%
Expenses net of waiver and payments by
   affiliates(i) ...................................          2.40%           2.40%
Net investment income (loss) .......................         (1.59)%         (0.85)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................        $1,295         $   947
Portfolio turnover rate(j) .........................         25.92%          45.10%

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

(b) The per share amounts and ratios reflect income and expenses of the Portfolio.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

(j)  Represents the Portfolio's rate of turnover.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

                                                       SIX MONTHS ENDED   PERIOD ENDED
                                                        APRIL 30, 2009     OCTOBER 31,
ADVISOR CLASS                                             (UNAUDITED)        2008(a)
-------------                                          ----------------   ------------
PER SHARE OPERATING PERFORMANCE(b)
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $  4.99          $ 10.00
                                                           -------          -------
Income from investment operations(c):
   Net investment income (loss)(d) .................         (0.01)           0.010
   Net realized and unrealized gains (losses) ......          0.61            (5.02)
                                                           -------          -------
Total from investment operations ...................          0.60            (5.01)
                                                           -------          -------
Less distributions from net investment income ......            --(e)            --
                                                           -------          -------
Redemption fees(f) .................................            --               --(e)
                                                           -------          -------
Net asset value, end of period .....................       $  5.59          $  4.99
                                                           =======          =======
Total return(g) ....................................         12.05%          (50.10)%
RATIOS TO AVERAGE NET ASSETS(b, h)
Expenses before waiver and payments by affiliates ..          2.27%            2.48%
Expenses net of waiver and payments by
   affiliates(i) ...................................          1.40%            1.40%
Net investment income (loss) .......................         (0.59)%           0.15%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $33,707          $29,931
Portfolio turnover rate(j) .........................         25.92%           45.10%

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

(b) The per share amounts and ratios reflect income and expenses of the Portfolio.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Total return is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

(j)  Represents the Portfolio's rate of turnover.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Franklin Templeton International Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2009 (unaudited)

                                                                                FRANKLIN
                                                                              INDIA GROWTH
                                                                                  FUND
                                                                              ------------
Assets:
   Investments in FT (Mauritius) Offshore Investments Limited (Note 1) ....   $ 39,048,938
   Sweep Money Fund (Cost $53,148) (Note 6) ...............................         53,148
   Receivables:
      Capital shares sold .................................................         10,547
      Affiliates ..........................................................          4,809
   Prepaid expenses .......................................................         23,974
                                                                              ------------
         Total assets .....................................................     39,141,416
                                                                              ------------
Liabilities:
   Payables:
      Capital shares redeemed .............................................         56,279
      Reports to shareholders .............................................          8,054
      Professional fees ...................................................         21,777
   Accrued expenses and other liabilities .................................          1,370
                                                                              ------------
         Total liabilities ................................................         87,480
                                                                              ------------
            Net assets, at value ..........................................   $ 39,053,936
                                                                              ============
Net assets consist of:
   Paid-in capital ........................................................   $ 60,993,294
   Undistributed net investment income (loss) .............................       (159,453)
   Net unrealized appreciation (depreciation) .............................     (8,267,927)
   Accumulated net realized gain (loss) ...................................    (13,511,978)
                                                                              ------------
            Net assets, at value ..........................................   $ 39,053,936
                                                                              ============
CLASS A:
   Net assets, at value ...................................................   $  4,051,351
                                                                              ============
   Shares outstanding .....................................................        727,290
                                                                              ============
   Net asset value per share(a) ...........................................   $       5.57
                                                                              ============
   Maximum offering price per share (net asset value per share / 94.25%)...   $       5.91
                                                                              ============
CLASS C:
   Net assets, at value ...................................................   $  1,295,241
                                                                              ============
   Shares outstanding .....................................................        234,473
                                                                              ============
   Net asset value and maximum offering price per share(a) ................   $       5.52
                                                                              ============
ADVISOR CLASS:
   Net assets, at value ...................................................   $ 33,707,344
                                                                              ============
   Shares outstanding .....................................................      6,027,488
                                                                              ============
   Net asset value and maximum offering price per share ...................   $       5.59
                                                                              ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Franklin Templeton International Trust

STATEMENT OF OPERATIONS
for the six months ended April 30, 2009 (unaudited)

                                                                                                 FRANKLIN
                                                                                               INDIA GROWTH
                                                                                                   FUND
                                                                                               ------------
Net investment income allocated from FT (Mauritius) Offshore Investments Limited:
   Dividends ...............................................................................   $   134,663
   Expenses ................................................................................      (207,181)
                                                                                               -----------
         Net investment income allocated from FT (Mauritius) Offshore Investments Limited ..       (72,518)
                                                                                               -----------
Expenses:
   Management fees (Note 3a) ...............................................................        41,759
   Administrative fees (Note 3b) ...........................................................        33,408
   Distribution fees: (Note 3c)
      Class A ..............................................................................         5,352
      Class C ..............................................................................         4,949
   Transfer agent fees (Note 3e) ...........................................................        11,725
   Custodian fees (Note 4) .................................................................           184
   Reports to shareholders .................................................................        14,433
   Registration and filing fees ............................................................        12,498
   Professional fees .......................................................................        24,061
   Trustees' fees and expenses .............................................................         1,880
   Amortization of offering costs ..........................................................        32,054
   Other ...................................................................................           916
                                                                                               -----------
         Total expenses ....................................................................       183,219
         Expense reductions (Note 4) .......................................................          (219)
         Expenses waived/paid by affiliates (Note 3f) ......................................      (146,147)
                                                                                               -----------
            Net expenses ...................................................................        36,853
                                                                                               -----------
               Net investment income (loss) ................................................      (109,371)
                                                                                               -----------
Realized and unrealized gains (losses) on investments allocated from FT (Mauritius) Offshore
   Investments Limited:
   Net realized gain (loss) from:
      Investments ..........................................................................    (8,288,197)
      Foreign currency transactions ........................................................         4,078
                                                                                               -----------
               Net realized gain (loss) ....................................................    (8,284,119)
                                                                                               -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..........................................................................    12,596,093
      Translation of other assets and liabilities denominated in foreign currencies ........       (20,584)
                                                                                               -----------
               Net change in unrealized appreciation (depreciation) ........................    12,575,509
                                                                                               -----------
Net realized and unrealized gain (loss) ....................................................     4,291,390
                                                                                               -----------
Net increase (decrease) in net assets resulting from operations ............................   $ 4,182,019
                                                                                               ===========

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin Templeton International Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FRANKLIN INDIA GROWTH FUND
                                                                                       ------------------------------------
                                                                                       SIX MONTHS ENDED
                                                                                        APRIL 30, 2009         YEAR ENDED
                                                                                          (UNAUDITED)     OCTOBER 31, 2008(a)
                                                                                       ----------------   -------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .................................................     $  (109,371)        $     29,712
      Net realized gain (loss) from investments and foreign currency transactions...      (8,284,119)          (5,401,545)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
         currencies ................................................................      12,575,509          (20,843,436)
                                                                                         -----------         ------------
         Net increase (decrease) in net assets resulting from operations ...........       4,182,019          (26,215,269)
                                                                                         -----------         ------------
   Distributions to shareholders from net investment income - Advisor Class ........          (7,785)                  --
                                                                                         -----------         ------------
   Capital share transactions: (Note 2)
      Class A ......................................................................          45,518            7,060,628
      Class C ......................................................................         205,351            1,644,443
      Advisor Class ................................................................         155,524           51,983,137
                                                                                         -----------         ------------
   Total capital share transactions ................................................         406,393           60,688,208
                                                                                         -----------         ------------
   Redemption fees .................................................................              --                  370
                                                                                         -----------         ------------
         Net increase (decrease) in net assets .....................................       4,580,627           34,473,309
Net assets:
   Beginning of period .............................................................      34,473,309                   --
                                                                                         -----------         ------------
   End of period ...................................................................     $39,053,936         $ 34,473,309
                                                                                         ===========         ============
Undistributed net investment income (loss) included in net assets:
   End of period ...................................................................     $  (159,453)        $    (42,297)
                                                                                         ===========         ============

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Franklin Templeton International Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN INDIA GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Franklin India Growth Fund
(Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The Fund operates using a "master fund/feeder fund" structure and invests indirectly in the securities of Indian companies through FT (Mauritius) Offshore Investments Limited (Portfolio), an entity registered with and regulated by the Mauritius Financial Services Commission, which shares the same investment objective as the Fund. The accounting policies of the Portfolio, including the Portfolio's security valuation policies, will directly affect the recorded value of the Fund's investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. At April 30, 2009, the Fund owned 100% of the outstanding shares of the Portfolio.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

The Fund's investment in the Portfolio shares are valued at the Portfolio's net asset value per share. Valuation of securities by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Fund's investment in the Portfolio may be subject to income and withholding taxes in Mauritius and/or India which are discussed in Note 1(e) of the Portfolio's Notes to Financial Statements.

The Fund has reviewed the tax positions, taken on federal income tax returns, for the open tax year and as of April 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.


                             18 | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions, including investments in the Portfolio, are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The Fund records its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses daily. In addition, the Fund accrues its own expenses.

D. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             Semiannual Report | 19

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. CAPITAL STOCK

At April 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                               FRANKLIN
                                                           INDIA GROWTH FUND
                                                        -----------------------
                                                          SHARES       AMOUNT
                                                        ---------   -----------
CLASS A SHARES:
Six Months ended April 30, 2009
   Shares sold ......................................     188,177   $   908,739
   Shares redeemed ..................................    (182,853)     (863,221)
                                                        ---------   -----------
   Net increase (decrease) ..........................       5,324   $    45,518
                                                        =========   ===========
Period ended October 31, 2008(a)
   Shares sold ......................................   1,038,756   $ 9,306,612
   Shares redeemed ..................................    (316,790)   (2,245,984)
                                                        ---------   -----------
   Net increase (decrease) ..........................     721,966   $ 7,060,628
                                                        =========   ===========
CLASS C SHARES:
Six Months ended April 30, 2009
   Shares sold ......................................      60,275   $   285,900
   Shares redeemed ..................................     (16,969)      (80,549)
                                                        ---------   -----------
   Net increase (decrease) ..........................      43,306   $   205,351
                                                        =========   ===========
Period ended October 31, 2008(a)
   Shares sold ......................................     220,318   $ 1,845,970
   Shares redeemed ..................................     (29,151)     (201,527)
                                                        ---------   -----------
   Net increase (decrease) ..........................     191,167   $ 1,644,443
                                                        =========   ===========


                             20 | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

2. CAPITAL STOCK (CONTINUED)

                                                           FRANKLIN
                                                       INDIA GROWTH FUND
                                                    -----------------------
                                                      SHARES      AMOUNT
                                                    ---------   -----------
ADVISOR CLASS SHARES:
Six Months ended April 30, 2009
   Shares sold ..................................      97,271   $   474,013
   Shares issued in reinvestment of
      distributions .............................       1,476         7,602
   Shares redeemed ..............................     (65,436)     (326,091)
                                                    ---------   -----------
   Net increase (decrease) ......................      33,311   $   155,524
                                                    =========   ===========
Period ended October 31, 2008(a)
   Shares sold ..................................   6,028,854   $52,222,290
   Shares redeemed ..............................     (34,677)     (239,153)
                                                    ---------   -----------
   Net increase (decrease) ......................   5,994,177   $51,983,137
                                                    =========   ===========

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the Portfolio and of the following subsidiaries:

SUBSIDIARY                                                               AFFILIATION
----------                                                               ----------------------
Franklin Advisers, Inc. (Advisers)                                       Investment manager
Franklin Templeton Asset Management (India) Private Limited (FT India)   Investment manager
Franklin Templeton Services, LLC (FT Services)                           Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                     Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)            Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers equal to 20% of the total management fee with the remainder to be paid by the Portfolio. The total management fee is paid based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $10 billion
       1.100%         Over $10 billion, up to and including $15 billion
       1.050%         Over $15 billion, up to and including $20 billion
       1.000%         In excess of $20 billion

Under a subadvisory agreement, FT India, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.


                             Semiannual Report | 21

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 1, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, for those funds that had a Class A compensation plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. This change was effective February 1, 2009. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to February 1, 2009, under the Fund's Class A compensation distribution plan, the Fund paid Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets.

In addition, under the Fund's Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...   0.35%
Class C ...   1.00%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $1,038
Contingent deferred sales charges retained ...................   $  448


                             22 | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended April 30, 2009, the Fund paid transfer agent fees of $11,725, of which $10,160 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses, through February 28, 2010. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After February 28, 2010, FT Services and Advisers may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2008, the Fund had tax basis capital losses of $4,571,985 expiring in 2016.

At April 30, 2009, the cost of investments and net unrealized appreciation (depreciation) including the holdings of the Portfolio for income tax purposes were as follows:

Cost of investments ..........................   $ 45,938,561
                                                 ============
Unrealized appreciation ......................   $  1,033,061
Unrealized depreciation ......................    (10,718,991)
                                                 ------------
Net unrealized appreciation (depreciation) ...   $ (9,685,930)
                                                 ============

The Portfolio is a disregarded entity for United States federal income tax purposes.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


                             Semiannual Report | 23

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

7. SHAREHOLDER CONCENTRATIONS

The Fund has a concentration of a shareholder holding a significant percentage of shares outstanding. Investment activities of this shareholder could have a material impact on the Fund. At April 30, 2009, there was one unaffiliated shareholder holding 82% of the Fund's outstanding shares.

8. CONCENTRATION OF RISK

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

9. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $23 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the period ended April 30, 2009, the Fund did not utilize the Global Credit Facility.


                             24 | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

10. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on November 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At April 30, 2009, all of the Fund's investments in securities carried at fair value were in Level 1 inputs.

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities


                             Semiannual Report | 25

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

11. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Fund is currently evaluating the impact, if any, of applying FSP FAS 157-4.

In May 2009, the FASB issued Statement No. 165, "Subsequent Events", which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before the statements are issued or are available to be issued. FASB 165 is effective for interim or annual financial periods ending after June 15, 2009, the adoption of FASB 165 will not have a material impact on the financial statements.


                             26 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

FINANCIAL HIGHLIGHTS
(Expressed in U.S. Dollars)

                                                          SIX MONTHS ENDED   PERIOD ENDED
                                                           APRIL 30, 2009     OCTOBER 31,
                                                             (UNAUDITED)        2008(a)
                                                          ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................        $  4.97          $ 10.00
                                                               -------          -------
Income from investment operations(b):
   Net investment income (loss)(c) ....................          (0.01)            0.01
   Net realized and unrealized gains (losses) .........           0.61            (5.04)
                                                               -------          -------
Total from investment operations ......................           0.60            (5.03)
                                                               -------          -------
Net asset value, end of period ........................        $  5.57          $  4.97
                                                               =======          =======
Total return(d) .......................................          12.07%          (50.30)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ..............................................           1.24%            1.40%
Net investment income (loss) ..........................          (0.43)%           0.15%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................        $39,049          $34,371
Portfolio turnover rate ...............................          25.92%           45.10%

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

FT (Mauritius) Offshore Investments Limited

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)
(Expressed in U.S. Dollars)

                                                                    SHARES      VALUE
                                                                   -------   ----------
       COMMON STOCKS 92.7%
       INDIA 92.7%
       AEROSPACE & DEFENSE 1.2%
       Bharat Electronics Ltd. .................................    24,948   $  478,364
                                                                             ----------
       AUTO COMPONENTS 0.4%
       Bosch Ltd. ..............................................     2,863      173,389
                                                                             ----------
       AUTOMOBILES 3.7%
       Hero Honda Motors Ltd. ..................................    60,640    1,444,202
                                                                             ----------
       CHEMICALS 2.0%
       Asian Paints Ltd. .......................................    43,146      769,686
                                                                             ----------
       COMMERCIAL BANKS 11.1%
       Axis Bank Ltd. ..........................................   116,462    1,301,400
       HDFC Bank Ltd. ..........................................   100,361    2,221,566
       ICICI Bank Ltd. .........................................    84,910      815,802
                                                                             ----------
                                                                              4,338,768
                                                                             ----------
       CONSTRUCTION & ENGINEERING 2.6%
       Hindustan Construction Ltd. .............................   217,011      243,960
       Larsen & Toubro Ltd. ....................................    42,871      758,315
                                                                             ----------
                                                                              1,002,275
                                                                             ----------
       CONSTRUCTION MATERIALS 4.1%
       Grasim Industries Ltd. ..................................    25,030      895,191
       Ultra Tech Cement Ltd. ..................................    62,896      717,944
                                                                             ----------
                                                                              1,613,135
                                                                             ----------
       DIVERSIFIED FINANCIAL SERVICES 5.4%
       Crisil Ltd. .............................................     8,552      516,964
       Kotak Mahindra Bank Ltd. ................................   203,862    1,580,673
                                                                             ----------
                                                                              2,097,637
                                                                             ----------
       ELECTRICAL EQUIPMENT 5.2%
       ABB Ltd. India ..........................................   105,472    1,033,721
       Bharat Heavy Electricals Ltd. ...........................    29,452      978,328
                                                                             ----------
                                                                              2,012,049
                                                                             ----------
       FOOD PRODUCTS 5.7%
       GlaxoSmithkline Consumer Healthcare Ltd. ................    12,441      207,200
       Nestle India Ltd. .......................................    58,883    2,029,495
                                                                             ----------
                                                                              2,236,695
                                                                             ----------
       HOUSEHOLD PRODUCTS 4.7%
       Hindustan Unilever Ltd. .................................   386,150    1,821,448
                                                                             ----------
       IT SERVICES 6.2%
       Infosys Technologies Ltd. ...............................    67,325    2,040,804
       Tata Consultancy Services Ltd. ..........................    30,000      375,988
                                                                             ----------
                                                                              2,416,792
                                                                             ----------


                             28 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

                                                                     SHARES       VALUE
                                                                   ---------   -----------
       COMMON STOCKS (CONTINUED)
       INDIA (CONTINUED)
       MACHINERY 2.6%
       Ashok Leyland Ltd. ......................................     261,881   $   112,705
       Cummins India Ltd. ......................................     218,475       889,058
                                                                               -----------
                                                                                 1,001,763
                                                                               -----------
       MEDIA 1.5%
(a, b) IBN18 Broadcast Ltd. ....................................     211,043       372,641
       New Delhi Television Ltd. ...............................       6,750        13,785
       Television Eighteen India Ltd. ..........................     125,596       211,537
                                                                               -----------
                                                                                   597,963
                                                                               -----------
       METALS & MINING 1.1%
       Hindalco Industries Ltd. ................................     151,542       164,113
       JSW Steel Ltd. ..........................................      38,412       259,981
       National Aluminium Co. Ltd. .............................       2,083         8,864
                                                                               -----------
                                                                                   432,958
                                                                               -----------
       OIL, GAS & CONSUMABLE FUELS 10.6%
       Bharat Petroleum Corp. Ltd. .............................     106,047       825,876
       Great Eastern Shipping Co. Ltd. .........................       3,000        12,383
       Indian Oil Corp. Ltd. ...................................      35,312       314,985
       Reliance Industries Ltd. ................................      82,550     2,992,718
                                                                               -----------
                                                                                 4,145,962
                                                                               -----------
       PERSONAL PRODUCTS 5.3%
       Dabur India Ltd. ........................................     313,547       652,947
       Marico Ltd. .............................................   1,036,553     1,434,185
                                                                               -----------
                                                                                 2,087,132
                                                                               -----------
       PHARMACEUTICALS 6.9%
       Cipla Ltd. ..............................................      61,112       295,820
       Glaxosmithkline Pharmaceuticals Ltd. ....................      26,480       625,162
       Lupin Laboratories Ltd. .................................      62,101       895,516
       Pfizer Ltd. .............................................      34,800       505,921
       Sun Pharmaceutical Industries Ltd. ......................      14,779       379,023
                                                                               -----------
                                                                                 2,701,442
                                                                               -----------
       THRIFTS & MORTGAGE FINANCE 3.7%
       Housing Development Finance Corp. Ltd. ..................      41,146     1,432,766
                                                                               -----------
       WIRELESS TELECOMMUNICATION SERVICES 8.7%
   (a) Bharti Airtel Ltd. ......................................     179,909     2,711,027
   (a) Idea Cellular Ltd. ......................................     585,933       684,030
                                                                               -----------
                                                                                 3,395,057
                                                                               -----------
       TOTAL COMMON STOCKS (COST $44,010,701) ..................                36,199,483
                                                                               -----------
       OTHER ASSETS, LESS LIABILITIES 7.3% .....................                 2,849,455
                                                                               -----------
       NET ASSETS 100.0% .......................................               $39,048,938
                                                                               ===========

(a)  Non-income producing.

(b)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

FT (Mauritius) Offshore Investments Limited

FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost .......................................................   $44,010,701
                                                                     ===========
      Value ......................................................   $36,199,483
   Cash ..........................................................         8,904
   Foreign currency, at value (cost $3,039,274) ..................     2,578,756
   Receivables:
      Investment securities sold .................................       279,007
      Dividends ..................................................        47,452
                                                                     -----------
         Total assets ............................................    39,113,602
                                                                     -----------
Liabilities:
   Payables:
      Investment securities purchased ............................        17,410
      Affiliates .................................................        25,528
      Custodian fees .............................................        13,905
   Accrued expenses and other liabilities ........................         7,821
                                                                     -----------
         Total liabilities .......................................        64,664
                                                                     -----------
            Net assets, at value .................................   $39,048,938
                                                                     ===========
Shares outstanding ...............................................     7,007,674
                                                                     ===========
Net asset value per share ........................................   $      5.57
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

STATEMENT OF OPERATIONS
for the period ended April 30, 2009 (unaudited)

Investment income:
   Dividends ....................................................   $    134,663
                                                                    ------------
Expenses:
   Management fees (Note 3a) ....................................        167,024
   Administrative fees (Note 3b) ................................         16,041
   Custodian fees ...............................................          6,029
   Professional fees ............................................         10,091
   Directors' fees and expenses .................................          5,031
   Other ........................................................          2,965
                                                                    ------------
         Total expenses .........................................        207,181
                                                                    ------------
            Net investment income (loss) ........................        (72,518)
                                                                    ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...............................................     (8,288,197)
      Foreign currency transactions .............................          4,078
                                                                    ------------
            Net realized gain (loss) ............................     (8,284,119)
                                                                    ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................     12,596,093
      Translation of other assets and liabilities
         denominated in foreign currencies ......................        (20,584)
                                                                    ------------
            Net change in unrealized appreciation
               (depreciation) ...................................     12,575,509
                                                                    ------------
Net realized and unrealized gain (loss) .........................      4,291,390
                                                                    ------------
Net increase (decrease) in net assets resulting from
   operations ...................................................   $  4,218,872
                                                                    ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 31

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         SIX MONTHS ENDED
                                                                                          APRIL 30, 2009        PERIOD ENDED
                                                                                            (UNAUDITED)     OCTOBER 31, 2008(a)
                                                                                         ----------------   -------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .....................................................   $   (72,518)          $     47,226
      Net realized gain (loss) from investments and foreign currency transactions ......    (8,284,119)            (5,401,545)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
         currencies ....................................................................    12,575,509            (20,843,436)
                                                                                           -----------           ------------
         Net increase (decrease) in net assets resulting from operations ...............     4,218,872            (26,197,755)
                                                                                           -----------           ------------
   Capital share transactions (Note 2) .................................................       458,720             60,569,101
                                                                                           -----------           ------------
         Net increase (decrease) in net assets .........................................     4,677,592             34,371,346
Net assets:
   Beginning of period .................................................................    34,371,346                     --
                                                                                           -----------           ------------
   End of period .......................................................................   $39,048,938           $ 34,371,346
                                                                                           ===========           ============

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                             32 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

FT (Mauritius) Offshore Investments Limited (Portfolio) is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Franklin India Growth Fund's (Fund) purchase of securities of a wide selection of Indian companies, consistent with the Fund's investment strategies and has elected to be treated as a disregarded entity for United States federal income tax purposes.

At April 30, 2009, the Fund owned 100% of the Portfolio.

The following summarizes the Portfolio's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Portfolio follows the Fund's procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Portfolio. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                             Semiannual Report | 33

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Portfolio may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Portfolio will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Portfolio purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                             34 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. INCOME TAXES

The Portfolio conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (Treaty). To obtain benefits under the Treaty, the Portfolio must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Portfolio has obtained a certificate from the Mauritius tax authorities and believes that such certification is evidence that it is a resident of Mauritius under the Treaty. A company which is a tax resident in Mauritius under the Treaty and has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of Indian securities but is subject to Indian withholding tax on interest earned on Indian securities at the rate of 20.50%. There is no withholding tax in India in respect of dividends paid by Indian companies and such dividends are exempt in the hands of the shareholders.

The Portfolio holds a Category 1 Global Business License for the purpose of the Financial Services Act 2007 and under current laws and regulations, is subject to tax in Mauritius at the rate of 15% on its net income. However, the Portfolio is entitled to a deemed tax credit equivalent to the higher of actual foreign tax suffered or a presumed foreign tax equivalent of 80% of the Mauritian tax on its foreign source income. Thus, the effective tax rate in Mauritius should not exceed 3% (i.e. 15% less 80% of 15%). A company holding at least 5% of the share capital of an Indian company and receiving dividends from that Indian company may claim a credit for tax paid by the Indian company on its profits out of which the dividends were distributed including the dividend distribution tax. No Mauritian capital gains tax is payable on profits arising from sale of securities, and any dividends and redemption proceeds paid by the Portfolio to its shareholders will be exempt from withholding or other tax.

The Portfolio continues to: (i) comply with the requirements of the Treaty; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Portfolio will be able to obtain the benefits of the Treaty. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Portfolio for taxes related to capital gains or dividends.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the Treaty.


                             Semiannual Report | 35

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is notified of the ex-dividend date.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

The Portfolio's officers and directors are indemnified by the Portfolio against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio expects the risk of loss to be remote.

2. CAPITAL STOCK

At April 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Portfolio's shares were as follows:

                             SIX MONTHS ENDED            YEAR ENDED
                              APRIL 30, 2009        OCTOBER 31, 2008(a)
                           --------------------   -----------------------
                            SHARES      AMOUNT      SHARES       AMOUNT
                           --------   ---------   ---------   -----------
Shares sold ............    196,959   $ 962,043   7,130,902   $61,995,063
Shares redeemed ........   (105,148)   (503,323)   (215,039)   (1,425,962)
                           --------   ---------   ---------   -----------
Net increase
   (decrease) ..........     91,811   $ 458,720   6,915,863   $60,569,101
                           --------   ---------   ---------   -----------

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company of Franklin Advisers, Inc. (Advisers) which is the investment manager of the Portfolio.


                             36 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Portfolio pays an investment management fee to Advisers equal to 80% of the total management fee with the remainder to be paid by the Fund based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   --------------------------------------------------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $10 billion
       1.100%         Over $10 billion, up to and including $15 billion
       1.050%         Over $15 billion, up to and including $20 billion
       1.000%         In excess of $20 billion

B. ADMINISTRATIVE FEES

The Portfolio pays an administrative fee to International Financial Services Limited (IFS), a Mauritius company, an annual fee of $30,000 plus reimbursement of certain expenses. Certain directors of the Portfolio are also directors of IFS.

4. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2009, aggregated $8,365,102 and $9,355,460, respectively.

5. CONCENTRATION OF RISK

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

6. FAIR VALUE MEASUREMENTS

The Portfolio adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on November 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Portfolio has determined that the implementation of SFAS 157 did not have a material impact on the Portfolio's financial statements.


                             Semiannual Report | 37

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

6. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Portfolio's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Portfolio's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At April 30, 2009, all of the Portfolio's investments in securities carried at fair value were in Level 1 inputs.

7. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Portfolio believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Portfolio is currently evaluating the impact, if any, of applying FSP FAS 157-4.

In May 2009, the FASB issued Statement No. 165, "Subsequent Events", which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before the statements are issued or are available to be issued. FASB 165 is effective for interim or annual financial periods ending after June 15, 2009, the adoption of FASB 165 will not have a material impact on the financial statements.


                             38 | Semiannual Report

Franklin Templeton International Trust

SHAREHOLDER INFORMATION

FRANKLIN INDIA GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 14, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin India Growth Fund, one of the Funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and


                             Semiannual Report | 39

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many


                             40 | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for the Fund consisted of the Fund and all retail and institutional emerging markets funds as selected by Lipper. Consistent with the market sell-off that occurred during such period, the Fund and all other funds within such performance universe experienced losses for the one-year period ended January 31, 2009. The Lipper report comparison showed the Fund's total return during such period, being its initial year of operation as covered by Lipper, to be in the second-highest quintile of such performance universe. While noting such favorable comparative performance, the Board did not find it particularly meaningful in view of the Fund's short period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The contractual investment management fee rate for Franklin India Growth Fund was in the highest quintile of its Lipper expense group, but its actual total expense rate was in the second least expensive quintile of such group. The Board was satisfied with such expenses, noting they were partially subsidized by management.


                             Semiannual Report | 41

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


                             42 | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The asset level of Franklin India Growth Fund was approximately $35 million on December 31, 2008, and the Board also believed such size afforded no meaningful economies of scale, noting that this Fund's expenses were subsidized by management.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 43

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN INDIA GROWTH FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

SUBADVISOR
Franklin Templeton Asset Management (India)
Private Limited

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

141 S2009 06/09



      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardy, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

By /S/Laura F. Fergerson
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/Laura F. Fergerson
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2009


By /S/Gaston Gardey
   ---------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  June 25, 2009